                                                               Exhibit (b)(2)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



         ------------------------------------------------------
                           MATERIALS PREPARED FOR THE
                             BOARD OF DIRECTORS OF:

                          CORT BUSINESS SERVICES CORP.

                                 MARCH 25, 1999
         ------------------------------------------------------



         THE FOLLOWING INFORMATION IS CONFIDENTIAL AND PROPRIETARY TO SUNTRUST EQUITABLE SECURITIES CORPORATION. THE INFORMATION HAS BEEN PREPARED SOLELY FOR THE BENEFIT OF THE BOARD OF DIRECTORS AND IS PROVIDED UPON THE UNDERSTANDING THAT ANY PERSON ACCEPTING IT WILL NOT, WITHOUT THE PRIOR PERMISSION OF SUNTRUST EQUITABLE SECURITIES, UTILIZE THE INFORMATION FOR ANY PURPOSE OTHER THAN AS DESCRIBED HEREIN.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



THE FOLLOWING MATERIALS ARE BASED UPON SUNTRUST EQUITABLE SECURITIES CORPORATION'S ANALYSIS OF THE TRANSACTION AS DESCRIBED IN THE DRAFT AGREEMENT AND PLAN OF MERGER DATED MARCH 23, 1999. IN THE EVENT OF MATERIAL CHANGES TO THIS DOCUMENT WHICH ARE NOT REFLECTED IN THESE MATERIALS, THE ENCLOSED ANALYSIS AND OUR CONCLUSIONS MAY BE AFFECTED.



CERTAIN PORTIONS OF THE ENCLOSED ANALYSIS ARE BASED UPON PROJECTED FINANCIAL RESULTS. ANY PROJECTED FINANCIAL RESULTS ARE BASED UPON MANAGEMENT PROJECTIONS, ANALYST FORECASTS, INTERNAL PROJECTIONS AND DISCUSSIONS WITH MANAGEMENT. A NUMBER OF FACTORS, INCLUDING INDUSTRY CONDITIONS, CHANGES IN COSTS, LABOR ISSUES AND OTHER FACTORS WHICH ARE BEYOND THE SCOPE OF THESE PROJECTIONS AND OUT OF THE CONTROL OF THE COMPANY AND SUNTRUST EQUITABLE MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THESE PROJECTIONS.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


Tab                                                                         PAGE
---                                                                         ----

1. EXECUTIVE SUMMARY..........................................................1

2. HISTORICAL STOCK PRICE ANALYSIS............................................6

3. VALUATION ANALYSIS.........................................................8
   A.   COMPARABLE PUBLIC COMPANIES ANALYSIS.................................10
   B.   DISCOUNTED CASH FLOW ANALYSIS........................................26
   C.   LEVERAGED BUYOUT ANALYSIS............................................28
   D.   RECENT TRANSACTIONS IN THE RENTAL INDUSTRY...........................41

4. PREMIUMS PAID ANALYSIS....................................................44


EXHIBIT

A. FORM OF STES OPINION LETTER


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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



         ------------------------------------------------------

                          EXECUTIVE SUMMARY

         ------------------------------------------------------



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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          EXECUTIVE SUMMARY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

- We understand that an investor group that includes certain affiliates of Bruckmann, Rosser, Sherrill & Co. ("BRS") and members of management (collectively, the "Affiliated Shareholders") has offered to pay $24.00 in cash and $2.50 liquidation value in preferred stock for each share of CORT Business Services Corporation ("CORT" or the "Company") other than shares to be contributed by the Affiliated Shareholders (the "Proposed Transaction").

- We have been informed that a newly-formed company to be known as Acquisition Holdings, LLC ("Newco") will establish a wholly-owned subsidiary, Acquisition Merger Sub, Inc. ("Sub"), which will be merged with and into CORT, with CORT being the surviving entity. As a result, CORT will become a wholly-owned subsidiary of Newco.

- SunTrust Equitable Securities Corporation ("STES") has been retained by the Company to render an opinion as investment bankers (the "Opinion") as to the fairness, from a financial point of view, of the consideration to be paid to the Company's shareholders other than those shareholders affiliated with the acquiring entity (the "Non-Affiliated Shareholders") under the terms of the Proposed Transaction.

- We understand that the Board of Directors of Acquisition Holdings, LLC, Acquisition Merger Sub, Inc. and the Company have deemed it advisable and in the best interest of the respective companies and stockholders to consummate the merger of Sub with and into the Company.

- Furthermore, we understand that the Affiliated Shareholders have expressed their intention to vote their shares in favor of the Proposed Transaction only if the holders of a majority of the shares held by the Non-Affiliated Shareholders that are voted at the special stockholder's meeting, vote to approve the Proposed Transaction.

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                                     PAGE 1        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          EXECUTIVE SUMMARY (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SCOPE OF ENGAGEMENT

-  In connection with our engagement, STES has, among other things:

     - reviewed a draft of the merger agreement (without exhibits) dated March 23, 1999;

     - reviewed certain historical and projected financial information regarding CORT;

     - reviewed certain information relating to comparable acquisition transactions;

     - reviewed certain financial and other information with respect to certain other rental companies;

     - compared certain financial positions and operating results of the Company; and

     - conducted such other financial studies, analyses and investigations and reviewed such other factors as we deemed appropriate.

- We held discussions with senior management of the Company concerning the historical and current operations of the business, its financial condition and prospects, as well as the present strategic and operating issues facing the Company.

- We have assumed (i) the accuracy of the Company's audited historical financial statements as prepared by CORT's management and subject to audit by KPMG Peat Marwick LLP, (ii) the accuracy of the Company's unaudited interim historical financial statements as prepared by CORT's management and (iii) the financial forecasts which we examined were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of CORT.

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                                     PAGE 2        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          EXECUTIVE SUMMARY (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SCOPE OF ENGAGEMENT (CONTINUED)

- We have also assumed that all material assets and liabilities (contingent or otherwise) of the Company are as set forth in the financial statements of the Company or as otherwise disclosed by CORT.

- For purposes of our analysis, we have assumed, with guidance from Company management and the Company's auditors that the transaction will be accounted for utilizing recapitalization accounting for business combinations and that the transaction will be taxable to the selling shareholders.

-    Our methodologies included:
     - A review and comparison of trading multiples for comparable publicly-traded companies of other companies in the rental industry including consumer rental companies and equipment rental companies;
     - A review of recently completed and announced precedent transaction multiples for merger and acquisition transactions in the rental industry (i.e., multiples of revenues, book value, EBITDA, EBIT, net income and book value);
     - A review of the premiums paid relative to recent public market trading prices for cash transactions within a value range of $200 to $500 million since January 1, 1998;
     - A review of the premiums paid relative to recent public market trading prices for companies that had experienced a decline in stock price one year prior to announcement;
     - Performing a discounted cash-flow analysis of the Company including sensitivity analyses utilizing a range of assumptions; and
     - Performing a stand-alone leveraged buyout analysis of the Company, employing capitalization assumptions consistent with the proposal received from the proposed buyer including sensitivity analyses utilizing a range of assumptions.


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                                     PAGE 3        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          EXECUTIVE SUMMARY (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TERMS AND CONDITIONS

PROPOSAL

                            - Newco will acquire, through a cash merger, all of the issued and outstanding shares of CORT other than shares to be contributed by the Affiliated Shareholders in a taxable transaction which will be accounted for utilizing recapitalization accounting for business combinations

CONDITIONS TO CLOSING       -      Negotiation of a definitive merger agreement

                            - Approval of the Proposed Transaction or the expiration of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976

                            - Receipt of debt financing commitments by Newco

                            -      Receipt of shareholder approvals

DATE OF CLOSING             -      On or about June 30, 1999


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                                     PAGE 4        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          EXECUTIVE SUMMARY (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NON-CASH CONSIDERATION

- The terms of the Proposed Transaction include the issuance of $2.50 liquidation value preferred stock. The preferred stock has a 12% dividend that is paid-in-kind for the first five years of the 12 year life.

- Several factors may affect the value at which this security trades relative to par, including: (i) trading market liquidity, (ii) credit rating of the issuer and (iii) market conditions and acceptance of the PIK structure.

- Due to the uncertainty surrounding the Company's capital structure, credit rating and other factors following the Proposed Transaction, STES has not attempted to formally value the security. However, based upon discussions with STES equity capital markets professionals, we believe that the security may trade at a yield in excess of its stated coupon rate.


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                                     PAGE 5        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



         ------------------------------------------------------

                         HISTORICAL STOCK PRICE ANALYSIS

         ------------------------------------------------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         HISTORICAL STOCK PRICE ANALYSIS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL PRICE VOLUME GRAPH - CORT BUSINESS SERVICES
WEEKLY SINCE  JANUARY 1996






                                    [GRAPHIC]



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                                     PAGE 6        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   HISTORICAL STOCK PRICE ANALYSIS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


PROFILE OF COMPANY'S OWNERSHIP

TOTAL DILUTED SHARES OUTSTANDING  --  13,696,585 (1)

TOP 10 INSTITUTIONAL INVESTORS (2)

                                                     Latest
                                    Shares Held      Change     Date
                                    -----------      ------     ----

Citicorp                             5,779,000             0    12/98
T. Rowe Price                        1,268,000             0     2/99
Edgemont Asset Management              500,000       (1.2MM)    12/98
Kalmar Investments                     469,400        59,800    12/98
Fiduciary Trust                        416,600       (41,200)   12/98
Fidelity Management                    397,200       292,500    12/98
Citigroup                              314,552         85,576   12/98
Palisade Capital Management            286,500       (10,800)   12/98
Loomis Sayles & Company                282,200        (4,700)   12/98
Massachusetts Mutual                   250,500         50,400   12/98
Other                                2,486,048
                                      ---------

TOTAL INSTITUTIONAL                 12,450,000
                                    ----------

PERCENT HELD                           90.9%

------------
(1) Assumes a $26.50 stock price.
(2) Based upon data from Bloomberg.
(3) Based upon the Company's proxy statement stated March 31, 1998.


PRINCIPAL SHAREHOLDERS AND MANAGEMENT (3)

DIRECTORS                              SHARES HELD          PERCENT
                                       -----------          -------
Paul N. Arnold                           181,662              1.3%
Bruce C. Bruckmann                       161,239              1.2%
Keith E. Alessi                           47,993               *
Gregory B. Maffei                         38,526               *
Charles M. Egan                           24,265               *
James A. Urry                             10,267               *
Michael A. Delaney                         4,334               *
CERTAIN EXECUTIVE OFFICERS
Lloyd Lenson                             108,954               *
Kenneth W. Hemm                           81,716               *
Steven D. Jobes                           64,763               *
Frances Ann Ziemniak                      57,608               *

All Executive Officers and Directors     887,995             6.5%
                                          -------            ----
                                          -------            ----

* Less than 1% ownership



                                    [GRAPHIC]


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                                     PAGE 7        SUNTRUST EQUITABLE SECURITIES

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--------------------------------------------------------------------------------



         ------------------------------------------------------

                           VALUATION MATRIX

         ------------------------------------------------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                VALUATION MATRIX

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             (DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

---------------------------------------------------------------------------------------------------------------------------
PRICE PER SHARE                                          $24.50       $25.50        $26.50        $27.50             $28.50
------------------------------
  IMPLIED PREMIUM                  $  15.63   3/23/99     56.8%        63.2%         69.6%         76.0%              82.4%

(000S) EXCEPT PER SHARE DATA

SHARES OUTSTANDING                  13,095             $320,817     $333,912      $347,007      $360,101           $373,196
WARRANTS                                                     $0           $0            $0            $0                 $0
OPTIONS                                                 $12,784      $14,480       $16,462       $18,498            $20,569

EQUITY PURCHASE PRICE                                  $333,601     $348,392      $363,468      $378,599           $393,765

DEBT ASSUMED                                            $90,800      $90,800       $90,800       $90,800            $90,800
---------------------------------------------------------------------------------------------------------------------------
IMPLIED FIRM VALUE                                     $424,401     $439,192      $454,268      $469,399           $484,565
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FIRM VALUE/TOTAL REVENUE
Trailing Twelve Months            $308,352                  1.4x         1.4x          1.5x          1.5x               1.6x
1998 (1)                          $318,964                  1.3          1.4           1.4           1.5                1.5
Projected 1999 (2)                $359,191                  1.2          1.2           1.3           1.3                1.3
---------------------------------------------------------------------------------------------------------------------------
FIRM VALUE/EBITDA
Trailing Twelve Months            $59,514                   7.1x         7.4x          7.6x          7.9x               8.1x
1998 (1)                          $60,793                   7.0          7.2           7.5           7.7                8.0
Projected 1999 (2)                $67,151                   6.3          6.5           6.8           7.0                7.2
---------------------------------------------------------------------------------------------------------------------------
FIRM VALUE/EBIT
Trailing Twelve Months            $51,861                   8.2x         8.5x          8.8x          9.1x               9.3x
1998 (1)                          $52,645                   8.1          8.3           8.6           8.9                9.2
Projected 1999 (2)                $57,954                   7.3          7.6           7.8           8.1                8.4
---------------------------------------------------------------------------------------------------------------------------
EQUITY PRICE/EPS
Trailing Twelve Months             $1.89                   13.0x        13.5x         14.0x         14.6x              15.1x
1998 (1)                           $1.92                   12.8         13.3          13.8          14.3               14.8
Projected 1999 (2)                 $2.19                   11.2         11.6          12.1          12.5               13.0
---------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE/BOOK EQUITY
Trailing Twelve Months            $169,189                  2.0x         2.1x          2.1x          2.2x               2.3x
1998 (1)                          $175,663                  1.9          2.0           2.1           2.2                2.2
Projected 1999 (2)                  N/A                     N/A          N/A           N/A           N/A                N/A
---------------------------------------------------------------------------------------------------------------------------

(1) 1998 FINANCIALS REFLECT UNAUDITED RESULTS.

(2) PROJECTION SOURCE: COMPANY PROJECTIONS.

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                                     PAGE 8        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          VALUATION MATRIX (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 CORT PROJECTED EPS ANALYSIS


                          P/E MULTIPLE AS                                        CORT 1999 EPS
        P/E                PERCENTAGE OF     ---------------------------------------------------------------------------------------
      MULTIPLE            1999 EPS GROWTH           $ 1.992        $   2.092          $   2.192 (1)       $    2.292      $  2.392
   ----------------    --------------------  --------------- ----------------  -----------------    ----------------- --------------
   ----------------    --------------------  --------------- ----------------  -----------------    ----------------- --------------

        8.0x                  56.7%              $   15.94        $   16.74          $   17.54            $   18.34      $   19.14


        9.0x                  63.8%              $   17.93        $   18.83          $   19.73            $   20.63      $   21.53


       10.0x                  70.9%              $   19.92        $   20.92          $   21.92            $   22.92      $   23.92


       11.0x                  78.0%              $   21.91        $   23.01          $   24.11            $   25.21      $   26.31


       12.0x                  85.1%              $   23.90        $   25.10          $   26.30            $   27.50      $   28.70


------------
(1) Management's estimate.


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                                     PAGE 9        SUNTRUST EQUITABLE SECURITIES

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--------------------------------------------------------------------------------



         ------------------------------------------------------

                    COMPARABLE PUBLIC COMPANIES ANALYSIS

         ------------------------------------------------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      COMPARABLE PUBLIC COMPANIES ANALYSIS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


- We have examined the trading and valuation characteristics of a group of publicly-traded companies engaged in the rental industry. None of these companies are identical to CORT. We have classified these companies into two groups (i) consumer rental and (ii) equipment rental.

-    The consumer rental companies operate in three distinct business segments:
     (i) rent-to-rent, (ii) rental-purchase and (iii) interim housing services. The companies examined were:

        -    Aaron Rents
        -    Globe Business Resources
        -    Rainbow Rentals
        -    Rent-A-Center
        -    Rent-Way

- The equipment rental companies provide rental services for a wide range of products, including heavy equipment, tools and small equipment, modular structures, test equipment and computer hardware. The equipment rental companies examined were:

        -    Electro Rent
        -    McGrath Rentcorp
        -    National Equipment Services
        -    NEFF Corp.
        -    Rental Service Corp.
        -    United Rentals

- Due to the lack of comparability of these companies to CORT, we do not believe that a mathematical application of broad averages or other statistics derived from this group is meaningful in the determination of a value for CORT. Each company's valuation must be analyzed in context with its business focus and trading history relative to CORT. The schedules on the following pages present an assessment of each company's business, industry sector and trading history relative to CORT.


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                                    PAGE 10        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                COMPARABLE PUBLIC COMPANIES ANALYSIS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DESCRIPTION OF COMPARABLE COMPANIES (CONSUMER RENTAL)

AARON RENTS (RNT-NYSE) - Aaron Rents, Inc. rents and sells office and residential furniture, household appliances and consumer electronics. The Company also manufactures its furniture rental products through five furniture manufacturing plants and four bedding manufacturing facilities. Aaron currently operates or franchises 417 stores in 32 states.

GLOBE BUSINESS RESOURCES (GLBE-NASDAQ) - Globe Business Resources, Inc. operates a rent-to-rent business, as well as providing corporate housing. The Company rents furniture to corporate and individual customers, and provides short-term leased housing to corporate personnel, government agency employees and other individuals.

RAINBOW RENTALS (RBOW-NASDAQ) - Rainbow Rentals, Inc. operates 67 rental-purchase stores in eight states. The Company offers home electronics, furniture, appliances and computers. Rainbow rents merchandise to individuals under agreements that allow the customers to own the merchandise after a specified number of rental payments.

RENT-A-CENTER (RCII-NASDAQ) - Rent-A-Center, Inc. operates 2,450 rental-purchase stores. The Company products include consumer electronics, appliances, furniture and accessories. Rent-A-Center markets its products to customers under rental purchase arrangements that allow customers to obtain ownership of the merchandise at the conclusion of an agreed-upon rental period.

RENT-WAY (RWY-NYSE) - Rent-Way, Inc. operates 865 rental-purchase stores in the United States. The Company's stores offer brand name entertainment equipment, furniture, appliances and jewelry. Rent-Way operates in 32 states.


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                                    PAGE 11        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      COMPARABLE PUBLIC COMPANIES ANALYSIS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DESCRIPTION OF COMPARABLE COMPANIES (EQUIPMENT RENTAL)

ELECTRO RENT (ELRC-NASDAQ) - Electro Rent Corporation offers short-term rental of electronic equipment. The Company's equipment consists primarily of general purpose test and measurement instruments and microprocessor development systems. Electro also leases personal computers and workstations, and services its customers through a network of equipment calibration and service centers in the U.S. and Canada.

McGRATH RENTCORP (MGRC-NASDAQ) - McGrath Rentcorp rents and sells relocatable modular offices. The Company's offices are used as temporary offices adjacent to existing facilities and as sales offices, construction field offices, classrooms and for a variety of other purposes. McGrath also rents electronic test and measurement instruments. The Company operates two branch offices located in California and one in Texas.

NATIONAL EQUIPMENT SERVICES (NSV-NYSE) - National Equipment Services, Inc. rents general equipment to industrial and construction end-users. The Company rents more than 750 different types of machinery and equipment, as well as distributes new equipment for original equipment manufacturers.

NEFF CORPORATION (NFF-NYSE) - Neff Corporation is an equipment rental company. The Company operates 70 rental locations in 15 states. Neff rents backhoes, air compressors, loaders, lifts, and compaction equipment to construction and industrial customers. The Company also sells used equipment, spare parts, and merchandise and provides ongoing repair and maintenance services.

RENTAL SERVICE CORPORATION (RSV-NYSE) - Rental Service Corporation is a consolidator in the equipment rental industry. The Company serves the industrial, manufacturing and construction markets. Rental Service operates more than 235 rental locations throughout the U.S. and Canada.

UNITED RENTALS (URI-NYSE) - United Rentals, Inc. is an equipment rental company operating a network of locations in the United States, Canada and Mexico. The Company serves the construction industry, industrial and commercial concerns, homeowners and other individuals.


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                                    PAGE 12        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                COMPARABLE PUBLIC COMPANIES ANALYSIS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


ASSESSMENT OF COMPARABLE COMPANIES RELATIVE TO CORT

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  INDUSTRY GROWTH &
                   SIMILARITY OF          TRADING           HISTORICAL       EXPECTED          INDUSTRY             CONSOLIDATION
        COMPANY      BUSINESS          RELATIONSHIP           GROWTH          GROWTH             SIZE               OPPORTUNITIES

-----------------------------------------------------------------------------------------------------------------------------------

Aaron Rents         High (50%)          Consistent             Lower          Higher       Same + RP segment        Greater
                     Low (50%)
-----------------------------------------------------------------------------------------------------------------------------------
Globe Bus. Res.     High (60%)     Moderately consistent       Lower          Higher        Same + Interim          Greater
                     Low (40%)                                                              housing segment

-----------------------------------------------------------------------------------------------------------------------------------
Rainbow Rentals         Low           Limited history         Higher          Higher     Significantly larger       Greater

-----------------------------------------------------------------------------------------------------------------------------------
Rent-A-Center           Low            Inconsistent           Higher          Higher     Significantly larger       Greater

-----------------------------------------------------------------------------------------------------------------------------------
Rent-Way                Low            Inconsistent           Higher          Higher     Significantly larger       Greater

-----------------------------------------------------------------------------------------------------------------------------------
Electro Rent         Moderate      Moderately consistent      Similar           N/A             Larger              Greater

-----------------------------------------------------------------------------------------------------------------------------------
McGrath Rentcorp     Moderate      Moderately consistent      Similar         Higher              N/A                 N/A

-----------------------------------------------------------------------------------------------------------------------------------
Nat. Equip. Svc.     Moderate         Limited history           N/A           Higher     Significantly larger       Greater

-----------------------------------------------------------------------------------------------------------------------------------
NEFF Corp.           Moderate         Limited history         Higher          Higher     Significantly larger       Greater

-----------------------------------------------------------------------------------------------------------------------------------
Rental Svc. Corp.    Moderate          Inconsistent           Higher          Higher     Significantly larger       Greater

-----------------------------------------------------------------------------------------------------------------------------------
United Rentals       Moderate         Limited history         Higher          Higher     Significantly larger       Greater

-----------------------------------------------------------------------------------------------------------------------------------

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                                    PAGE 13        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                COMPARABLE PUBLIC COMPANIES ANALYSIS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL P/E GRAPHS - CORT VS. OTHER RENTAL-RELATED COMPANIES WEEKLY SINCE JANUARY 1996

(EXCLUDES COMPANIES WITH LESS THAN TWO YEARS OF QUARTERLY EPS HISTORY)



        AARON RENTS                           GLOBE BUSINESS RESOURCES

        [GRAPHIC]                                     [GRAPHIC]



    RENT-A-CENTER (1)                                RENT-WAY (2)

        [GRAPHIC]                                     [GRAPHIC]



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                                    PAGE 14        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                COMPARABLE PUBLIC COMPANIES ANALYSIS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL P/E GRAPHS - CORT VS. OTHER RENTAL-RELATED COMPANIES
 WEEKLY SINCE JANUARY 1996
(EXCLUDES COMPANIES WITH LESS THAN TWO YEARS OF QUARTERLY EPS HISTORY)


             ELECTRO RENT                       McGRATH RENTCORP

              [GRAPHIC]                            [GRAPHIC]



                           RENTAL SERVICE CORPORATION



                                    [GRAPHIC]



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

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                COMPARABLE PUBLIC COMPANIES ANALYSIS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

COMPARABLE STOCK PERFORMANCE GRAPHS
DAILY SINCE MARCH 23, 1998


                [GRAPHIC]                     [GRAPHIC]


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                                    PAGE 16        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                COMPARABLE PUBLIC COMPANIES ANALYSIS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

COMPARABLE STOCK PERFORMANCE GRAPHS
DAILY SINCE MARCH 23, 1998


                 [GRAPHIC]                   [GRAPHIC]







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                                    PAGE 17        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         CONSUMER RENTAL SECTOR OVERVIEW

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  (DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE)

SUMMARY OF FINANCIAL AND STATISTICAL DATA

                                                         TOTAL MARKET CAP AS A
                                                           MULTIPLE OF TR12:
                                                     -----------------------------                                       1999 P/E
                         3/23/99  EQUITY     TOTAL                                                                       AS A % OF
                         CLOSING  MARKET    MARKET      NET                       TR12 EPS CY1998   CY1999      BOOK     TRENDLINE
      COMPANY NAME        PRICE    VALUE    CAPITAL  REVENUES    EBITDA   EBIT       P/E   P/E (1)  P/E (1)     VALUE    GROWTH (1)
--------------------------------- ----------------------------- ------------------ --------------------------  --------- ----------

CORT BUSINESS SERVICES    $15.63   $204,342  $303,642  $308,352  $59,514  $51,861    $1.89    $1.92    $2.20   $169,189      16.0%
                                                            1.0x     5.1x     5.9x     8.3x     8.1x     7.1x       1.2x     44.4%
-----------------------------------------------------------------------------------------------------------------------------------

AARON RENTS                14.94    306,601   358,553   363,091   45,621   37,379     1.00     1.04     1.15    169,936      16.7%
                                                            1.0x     7.9x     9.6x    14.9x    14.4x    13.0x       1.8x     77.8%

GLOBE BUSINESS RESOURCES   12.63     58,850   120,599   139,355   15,126   11,261     0.93     1.06     1.25     38,935      18.3%
                                                            0.9x     8.0x    10.7x    13.6x    11.9x    10.1x       1.5x     55.3%

RAINBOW RENTALS             9.75     57,776    57,982    61,220    8,697    6,938     0.70     0.70     0.77     25,777      18.0%
                                                            0.9x     6.7x     8.4x    13.9x    13.9x    12.7x       2.2x     70.3%

RENT-A-CENTER              26.00    625,943 1,061,451   551,721   94,244   72,927     1.20     1.23     1.53    148,879      24.1%
                                                            1.9x    11.3x    14.6x    21.7x    21.1x    17.0x       4.2x     70.4%

RENT-WAY                   24.00    507,827   715,989   470,954   26,671   21,329     0.34     1.12     1.39    238,383      27.4%
                                                            1.5x    26.8x    33.6x     N/M     21.5x    17.3x       2.1x     63.0%


-----------------------------------------------------------------------------------------------------------------------------------

MINIMUM MULTIPLE EXCLUDING CORT                             0.9x     6.7x     8.4x    13.6x    11.9x    10.1x       1.5x     55.3%
MAXIMUM MULTIPLE EXCLUDING CORT                             1.9x    26.8x    33.6x    21.7x    21.5x    17.3x       4.2x     77.8%

-----------------------------------------------------------------------------------------------------------------------------------

------------
(1) Earnings and trendline growth estimates are provided by I/B/E/S and Zack's. Calendarized where appropriate.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PAGE 18        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   CONSUMER RENTAL SECTOR OVERVIEW (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  (Dollar amounts in thousands except per share)



SUMMARY OPERATIONAL RESULTS

                                  NET REVENUES                EBITDA MARGIN (1)                                  NET INCOME
                         ------------------------------------------------------------      DEBT/TOTAL     --------------------------
                             TR12          CAGR (2)          TR12          AVG. (3)      CAPITALIZATION      TR12         CAGR (2)
                         --------------   -----------    --------------   -----------    --------------   -----------    -----------
CORT BUSINESS SERVICES        $308,352         26.6%             19.3%         18.1%             37.0%       $25,419          89.5%
AARON RENTS                    363,091         14.3%             12.6%         10.2%             23.4%        20,392          18.0%
GLOBE BUSINESS                 139,355         43.7%             10.9%         13.3%             61.3%         4,340          22.2%
RESOURCES
RAINBOW                         61,220         14.0%             14.2%         14.2%              0.8%         3,120          48.0%
RENTALS
RENT-A-CENTER                  551,721         57.7%             17.1%         17.4%             30.1%        29,928          55.4%
RENT-WAY                       470,954         57.5%              5.7%          5.8%             46.6%         6,829        (10.1%)

------------------------------------------------------------------------------------------------------------------------------------
CORT'S RANK                       ----             4                 1             1                 4          ----              1
 AVERAGE                      $317,268         37.5%             12.1%         12.2%             32.5%       $12,922          26.7%
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                    RETURN ON
                                                                                                                       AVG.
                                    EBIT                    EBIT MARGIN             RETURN ON AVG. EQUITY             ASSETS
                         ---------------------------- --------------------------  ---------------------------  ---------------------
                             TR12          CAGR (2)     TR12          AVG. (3)       TR12          AVG. (3)       TR12      AVG. (3)
                         --------------   ----------- ------------   -----------  -------------   -----------  ----------- ---------

CORT BUSINESS SERVICES         $51,861         31.6%        16.8%         15.7%          16.0%         16.0%         8.3%      8.1%
AARON RENTS                     37,379         19.1%        10.3%          9.5%          12.5%         14.0%         8.0%      8.3%
GLOBE BUSINESS                  11,261         12.5%         8.1%         11.2%          11.7%         12.8%         4.0%      5.1%
RESOURCES
RAINBOW                          6,938         38.2%        11.3%         10.3%          21.6%         26.0%         9.8%      9.3%
RENTALS
RENT-A-CENTER                   72,927         52.3%        13.2%         13.7%          19.8%         18.2%         3.2%      9.3%
RENT-WAY                        21,329        (0.4%)         4.5%          4.2%           2.8%          6.0%         1.4%      2.9%

------------------------------------------------------------------------------------------------------------------------------------
CORT'S RANK                       ----             3            1             1              3             3            2         4
 AVERAGE                       $29,967         24.3%         9.5%          9.8%          13.7%         15.4%         5.3%      7.0%
------------------------------------------------------------------------------------------------------------------------------------

------------
(1)  EBITDA excludes rental merchandise depreciation.
(2)  Computed over the previous three fiscal years.
(3) Average margin for the previous three fiscal years and the trailing 12 months.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PAGE 19        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  CONSUMER RENTAL SECTOR OVERVIEW (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL STOCK PRICE PERFORMANCE

                                                       CLOSING STOCK PRICE
                                              --------------------------------  AVERAGE DAILY       DOLLAR         PERCENTAGE
           COMPANY                 TICKER        3/23/98          3/23/99          VOLUME          VARIANCE         VARIANCE
----------------------------   -------------- --------------  ---------------- ---------------  ---------------  ---------------
CORT BUSINESS SERVICES            CBZ/NYSE            $44.44           $15.63          43,015          (28.81)          (64.8%)

AARON RENTS (1)                   RNT/NYSE             23.44            14.94          39,018           (8.50)          (36.3%)

GLOBE BUSINESS RESOURCES         GLBE/Nasdaq           13.38            12.63           5,638           (0.75)           (5.6%)

RAINBOW RENTALS (2)              RBOW/Nasdaq           10.00             9.75           6,256           (0.25)           (2.5%)

RENT-A-CENTER                    RCII/Nasdaq           25.25            26.00         108,589            0.75             3.0%

RENT-WAY (3)                      RWY/NYSE             23.25            24.00          94,887            0.75             3.2%



-----------------------------------------------------------------------------------------------------------------------------------
  AVERAGE                                                                                                                 (7.6%)
-----------------------------------------------------------------------------------------------------------------------------------

------------
(1) Aaron Rents completed a secondary offering of 2.5 million shares on April 28, 1998, priced at $20.13 per share.
(2) Rainbow Rentals completed an initial public offering of 2.25 million shares on June 4, 1998, priced at $10.00 per share.
(3) Rent-Way issued approximately 10.0 million shares in the acquisition of Home Choice Holdings.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PAGE 20        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  CONSUMER RENTAL SECTOR OVERVIEW (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL MARKET CAPITALIZATION

                                                                                                 MARKET VALUE (000'S)
                                                CLOSING STOCK PRICE        --------------------------------------------------------
                                             -------------------------                                     DOLLAR      PERCENTAGE
           COMPANY                TICKER       3/23/98        3/23/99         3/23/98       3/23/99         VARIANCE     VARIANCE
---------------------------    ------------  ------------   ----------     ------------  ------------     -----------  ------------
CORT BUSINESS SERVICES           CBZ/NYSE         $44.44       $15.63         $577,623      $204,342       ($373,281)      (64.6%)

AARON RENTS (1)                  RNT/NYSE          23.44        14.94          445,005       306,601        (138,404)      (31.1%)

GLOBE BUSINESS RESOURCES       GLBE/Nasdaq         13.38        12.63           60,835        58,850          (1,985)       (3.3%)

RAINBOW RENTALS (2)            RBOW/Nasdaq         10.00         9.75           59,257        57,776          (1,481)       (2.5%)

RENT-A-CENTER                  RCII/Nasdaq         25.25        26.00          629,422       625,943          (3,479)       (0.6%)

RENT-WAY (3)                     RWY/NYSE          23.25        24.00          253,063       507,827          254,765      100.7%


-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL/AVERAGE                                                              $1,447,582    $1,556,997         $109,415        7.6%
-----------------------------------------------------------------------------------------------------------------------------------

------------
(1) Aaron Rents completed a secondary offering of 2.5 million shares on April 28, 1998, priced at $20.13 per share.
(2) Rainbow Rentals completed an initial public offering of 2.25 million shares on June 4, 1998, priced at $10.00 per share.
(3) Rent-Way issued approximately 10.0 million shares in the acquisition of Home Choice Holdings.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PAGE 21        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        EQUIPMENT RENTAL SECTOR OVERVIEW

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  (DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE)

SUMMARY FINANCIAL AND STATISTICAL MARKET DATA


                                                           TOTAL FIRM VALUE AS A                                           1999 P/E
                                                              MULTIPLE OF TR12:          EQUITY VALUE AS A MULTIPLE OF:     AS A %
                       3/23/99    TOTAL      EQUITY    ----------------------------- -------------------------------------    OF
                       CLOSING    FIRM       MARKET      NET                           TR12     CY1998  CY1999     BOOK    TRENDLINE
     COMPANY NAME       PRICE     VALUE      VALUE    REVENUES    EBITDA     EBIT      P/E     P/E (1)  P/E (1)   VALUE     GROWTH
                                                                                                                             (1)
---------------------- -------------------- ---------------------------------------- --------- ----------------- --------- ---------

CORT BUSINESS SERVICES   $15.63   $303,642   $204,342   $308,352   $59,514   $51,861    $1.89     $1.92   $2.20  $169,189     16.0%
                                                            1.0x      5.1x      5.9x     8.3x      8.1x    7.1x      1.2x     44.4%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRO RENT              10.00    421,542    244,542    307,706    68,461    63,811     1.13       N/A     N/A   182,354       N/A
                                                            1.4x      6.2x      6.6x     8.8x       N/A     N/A      1.3x       N/A

McGRATH RENTCORP          18.25    355,516    255,516    134,627    48,116    46,251     1.60      1.67    1.97   101,049     20.0%
                                                            2.6x      7.4x      7.7x    11.4x     10.9x    9.3x      1.2x     46.3%

NATIONAL EQUIPMENT         9.13    679,686    220,112    330,487    79,027    65,484     0.75      0.68    0.85   131,839     22.0%
SERVICES                                                    2.1x      8.6x     10.4x    12.2x     13.4x   10.7x      1.7x     48.8%

NEFF CORP.                 5.56    531,032    117,732    385,861    57,928    46,917     0.68    (0.23)    0.63    96,772     25.8%
                                                            1.4x      9.2x     11.3x     8.2x      N/M     8.8x      1.2x     34.2%

RENTAL SERVICE CORP. (2)  16.00  1,194,686    385,974    578,474   122,077   101,500     1.32      1.32    1.58   417,485     22.8%
                                                            2.1x      9.8x     11.8x    12.1x     12.1x   10.1x      0.9x     44.4%

UNITED RENTALS            26.63  3,197,641  1,883,672  1,600,486   291,237   243,211     1.24      1.24    1.58 1,078,010     28.6%
                                                            2.0x     11.0x     13.1x    21.5x     21.5x   16.9x      1.7x     58.9%

-----------------------------------------------------------------------------------------------------------------------------------

MINIMUM MULTIPLE EXCLUDING CORT                             1.4x      6.2x      6.6x     8.2x     10.9x    8.8x      0.9x     34.2%
MAXIMUM MULTIPLE EXCLUDING CORT                             2.6x     11.0x     13.1x    21.5x     21.5x   16.9x      1.7x     58.9%

-----------------------------------------------------------------------------------------------------------------------------------


------------
(1) Earnings and trendline growth estimates provided by I/B/E/S and Zack's. Calendarized where appropriate.
(2)  Pending acquisition of NationsRent, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PAGE 22        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  EQUIPMENT RENTAL SECTOR OVERVIEW (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             (dollar amounts in thousands except per share data)

SUMMARY OPERATIONAL RESULTS

                                  NET REVENUES                 EBITDA                EBITDA MARGINS (1)                 EBIT
                           ------------------------- --------------------------- ------------------------  -------------------------
                               TR12       CAGR (2)     TR12           CAGR (2)      TR12       AVG. (3)        TR12       CAGR (2)
                           ------------- ----------- -------------   ----------- ------------ -----------  ------------- -----------
CORT BUSINESS SERVICES         $308,352       26.6%       $59,514         31.8%        19.3%       18.1%        $51,861       31.6%
ELECTRO RENT                    307,706       34.5%        68,461         29.6%        22.2%       26.4%         63,811       28.9%
MCGRATH RENTCORP                134,627       37.6%        48,116         31.4%        35.7%       35.5%         46,251       31.8%
NATIONAL EQUIPMENT              330,487         N/A        79,027           N/A        23.9%       23.1%         65,484         N/A
SERVICES
NEFF CORP.                      385,861       95.0%        57,928        113.5%        15.0%       11.3%         46,917      104.8%
RENTAL SERVICE CORP.            578,474      112.3%       122,077        153.6%        21.1%       18.8%        101,500      171.5%
UNITED                        1,600,486      112.5%       291,237        123.5%        18.2%       17.2%        243,211      123.0%
RENTALS


------------------------------------------------------------------------------------------------------------------------------------
CORT'S RANK                        ----           6          ----             4            5           5           ----           5
AVERAGE                        $520,856       69.7%      $103,766         80.6%        22.2%       21.5%        $88,434       81.9%
------------------------------------------------------------------------------------------------------------------------------------


                                  EBIT MARGINS            RETURN ON AVG. EQUITY                     RETURN ON AVG. ASSETS
                           -------------------------  --------------------------   DEBT / TOTAL --------------------------
                               TR12       AVG. (3)       TR12           AVG. (3)  CAPITALIZATION   TR12        AVG. (3)
                           ------------- -----------  --------------   ---------  ------------- -----------  -------------

CORT BUSINESS SERVICES            16.8%       15.7%         16.0%         16.0%        37.0%        8.3%           8.1%
ELECTRO RENT                      20.7%       25.3%         16.1%         18.6%        49.3%        6.5%          10.0%
MCGRATH RENTCORP                  34.4%       34.2%         23.4%         22.3%        49.7%        8.9%           9.3%
NATIONAL EQUIPMENT SERVICES       19.8%       18.8%         19.7%         24.4%        77.7%        4.0%           5.0%
NEFF CORP.                        12.2%        9.2%        (4.0%)         20.4%        78.6%      (0.3%)         (1.5%)
RENTAL SERVICE CORP.              17.5%       15.1%          7.0%          7.4%        66.0%        2.2%           2.6%
UNITED                            15.2%       14.4%          7.7%          7.5%        42.4%        3.1%           4.4%
RENTALS


------------------------------------------------------------------------------------------------------------------------
CORT'S RANK                           5           4             4             5            1           2              3
 AVERAGE                          19.5%       19.0%         12.3%         16.7%        57.2%        4.7%           5.4%
------------------------------------------------------------------------------------------------------------------------

(1)  EBITDA excludes rental merchandise depreciation.
(2)  Computed over the previous three fiscal years.
(3) Average margin for the previous three fiscal years and the trailing 12 months.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PAGE 23        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  EQUIPMENT RENTAL SECTOR OVERVIEW (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL STOCK PRICE PERFORMANCE


                                                         CLOSING STOCK
                                                             PRICE                                               AVG DAILY
                                                 -------------------------------     DOLLAR         PERCENTAGE           TRADING
            COMPANY                 TICKER          3/23/98         3/23/99          CHANGE           CHANGE             VOLUME
-------------------------------- --------------  --------------- --------------- ---------------- -------------- ------------------

CORT BUSINESS SERVICES             CBZ/NYSE              $44.44          $15.63         ($28.81)       (64.8%)               43,015

ELECTRO RENT (1)                  ELRC/NASDAQ             22.00           10.00          (12.00)       (54.5%)               33,167

McGRATH RENTCORP                  MGRC/NASDAQ             19.94           18.25           (1.69)        (8.5%)               18,795

NATIONAL EQUIPMENT SERVICES (2)    NSV/NYSE               13.50            9.13           (4.38)       (32.4%)               36,357

NEFF CORP. (3)                     NFF/NYSE               14.00            5.56           (8.44)       (60.3%)               52,925

RENTAL SERVICE CORP. (4)           RSV/NYSE               21.63           16.00           (5.63)       (26.0%)              121,175

UNITED RENTALS (5)                 URI/AMEX               21.94           26.63            4.69         21.4%               282,834



---------------------------------------------------------------------------------------------------------------
  AVERAGE                                                                                              (32.2%)
---------------------------------------------------------------------------------------------------------------

------------
(1)  Electro Rent completed a 2-for-1 stock split on May 13, 1998.
(2) National Equipment Services completed an initial public offering on July 14, 1998, priced at $13.50 per share.
(3) Neff Corp. completed an initial public offering on May 22, 1998, priced at $14.00 per share.
(4) Rental Service Corp. completed a secondary offering of 2.75 million shares on August 13, 1998, priced at $27.31 per share.
(5) United Rentals completed a secondary offering of 8.0 million shares on March 4, 1999, priced at $30.00 per share. In addition, the Company has continually used its stock as currency for numerous acquisitions over the last year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PAGE 24        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  EQUIPMENT RENTAL SECTOR OVERVIEW (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL MARKET VALUE


                                            CLOSING STOCK PRICE                         MARKET VALUE (000S)
                                           ----------------------   ---------------------------------------------------------------
                                                                                                         DOLLAR        PERCENTAGE
           COMPANY              TICKER     3/23/98     3/23/99         3/23/98          3/23/99          CHANGE          CHANGE
---------------------------   -----------  ----------  ----------   --------------   --------------   --------------   ------------
CORT BUSINESS SERVICES        CBZ/NYSE        $44.44      $15.63         $577,623         $204,342       ($373,281)        (64.6%)

ELECTRO RENT (1)              ELRC/NASDAQ      22.00       10.00          530,643          244,542        (286,100)        (53.9%)

MCGRATH RENTCORP              MGRC/NASDAQ      19.94       18.25          281,276          255,516         (25,760)         (9.2%)

NATIONAL EQUIPMENT SERVICES   NSV/NYSE         13.50        9.13          316,554          220,112         (96,441)        (30.5%)
(2)

NEFF CORP. (3)                NFF/NYSE         14.00        5.56          296,315          117,732        (178,583)        (60.3%)

RENTAL SERVICE CORP. (4)      RSV/NYSE         21.63       16.00          439,277          385,974         (53,302)        (12.1%)

UNITED RENTALS (5)            URI/AMEX         21.94       26.63          731,480        1,883,672        1,152,192         157.5%


-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL/AVERAGE                                                        $3,173,167       $3,311,891       ($138,724)        (10.4%)
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Electro Rent completed a 2-for-1 stock split on May 13, 1998.
(2) National Equipment Services completed an initial public offering on July 14, 1998, priced at $13.50 per share.
(3) Neff Corp. completed an initial public offering on May 22, 1998, priced at $14.00 per share.
(4) Rental Service Corp. completed a secondary offering of 2.75 million shares on August 13, 1998, priced at $27.31 per share.
(5) United Rentals completed a secondary offering of 8.0 million shares on March 4, 1999, priced at $30.00 per share. In addition, the Company has continually used its stock as currency for numerous acquisitions over the last year.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PAGE 25        SUNTRUST EQUITABLE SECURITIES

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                          DISCOUNTED CASH FLOW ANALYSIS
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          DISCOUNTED CASH FLOW ANALYSIS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------



- The discounted cash flow analysis presents a valuation for the equity of the Company based upon projected cash flows. The analysis seeks to evaluate the intrinsic value of a business without considering a sale or other transaction with the Company.


- The analysis is presented using projections provided by the Company for the next five years.

- The final year of projections is utilized to calculate the "terminal value," an estimate of the value of the Company at the end of the projection period. This value is estimated by using a range of EBITDA multiples. The range is based upon current and recent trading multiples for the Company.

- The projections are utilized to calculate free cash flow that is discounted to the present time utilizing discount rates ranging from 9.3% to 11.3%. The discount rates reflect the uncertainty of the projections and are estimated from the Company's theoretical cost of capital.

- Inherent in any discounted cash flow analysis are the use of a number of assumptions, including the accuracy of projections, and the subjective determination of an appropriate terminal value and discount rate to apply to the projected cash flows of the entity under examination. Variations in any of these assumptions or judgments could significantly alter the results of a discounted cash flow analysis.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PAGE 26        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   DISCOUNTED CASH FLOW ANALYSIS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DISCOUNTED CASH FLOW ANALYSIS



                                         1999          2000         2001          2002          2003
                                         ----          ----         ----          ----          ----
Earnings Before Interest & Taxes       $58,200       $63,900       $70,400       $75,900       $81,800

Income Tax Effect                        42.2%         42.2%         42.2%         42.2%         42.2%
                                       -------       -------       -------       -------       -------
Net Operating Earnings Less Taxes       33,640        36,934        40,691        43,870        47,280

Plus Depreciation & Amortization (3)     9,100         9,600        10,200        10,800        11,500
                                       -------       -------       -------       -------       -------
Cash Flow From Operations               42,740        46,534        50,891        54,670        58,780


Net Change in Other Assets and         (3,052)         1,000       (2,200)       (3,000)       (3,200)
Liab (4)
Capital Expenditures                  (10,100)      (10,900)      (11,700)      (12,700)      (13,700)
                                       -------       -------       -------       -------       -------
Free Cash Flow                         $29,588       $36,634       $36,991       $38,970      $ 41,880
                                       -------       -------       -------       -------       -------
                                       -------       -------       -------       -------       -------



            TERMINAL VALUE AS A MULTIPLE OF EBITDA (1)


       5.1 X        5.7 X        6.3 X        6.9 X        7.5 X
       -----        -----        -----        -----        -----
     $475,830     $531,810    $ 587,790    $ 643,770     $699,750




               Net Obligations (2)                        $90,800

--------------------------------------------------------------------------------

                                     PRESENT VALUE OF EQUITY (5)

     DISCOUNT                          TERMINAL VALUE MULTIPLE
     RATE (6)       5.1 X         5.7 X         6.3 X         6.9 X         7.5 X
     --------       -----         -----         -----         -----         -----
          9.3%       354,206       390,069       425,933       461,796       497,660
         10.3%       336,905       371,172       405,439       439,706       473,974
         11.3%       320,475       353,230       385,986       418,741       451,497

          9.3%         25.86         28.48         31.10         33.72         36.33
         10.3%         24.60         27.10         29.60         32.10         34.61
         11.3%         23.40         25.79         28.18         30.57         32.96

--------------------------------------------------------------------------------

(1) STES estimate.
(2) Includes long-term debt as of 12/31/98.
(3) Non-rental depreciation.
(4) Net of rental depreciation.
(5) Adjusted to deduct outstanding obligations.
(6) Based on estimated cost of capital.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PAGE 27       SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            LEVERAGED BUYOUT ANALYSIS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            LEVERAGED BUYOUT ANALYSIS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


- The leveraged buyout model presents an analysis of the going private value of CORT. The analysis focuses upon the price that could be paid for CORT's equity in a leveraged transaction while achieving an adequate internal rate of return to the capital providers.

- The analysis is presented utilizing the operating assumptions from the projections provided by CORT's management. The transaction is assumed to be structured as a recapitalization with no creation of goodwill.

- The capital structure assumptions are based upon our understanding of the capital structure assumed by the Affiliated Shareholders. Existing shareholders receive $2.50 of Senior Preferred stock for each share of common. The equity sponsors invest in a Junior Preferred stock and receive 80% of the fully-diluted equity of the Company. Management invests in common stock and receives 20% of the fully-diluted equity of the Company.

- The senior and subordinated debt are assumed to require coupon rates of 8.5% and 11.0%, respectively. The senior preferred stock issued to existing shareholders is assumed to receive a 12% payment-in-kind dividend. The junior preferred stock is assumed to have a blended 12.73% payment-in-kind dividend.

- The return levels are calculated over a five-year time period with an assumed exit valuation ranging from 7.0x to 8.0x EBITDA, a range that approximates the assumed acquisition valuation multiple. This analysis suggests that the equity provided by the Affiliated Shareholders would receive an internal rate of return between 27.1% and 33.1%. Based upon STES's judgment that the returns implied by this transaction are in line with the return requirements expected by equity investors in leveraged transactions of this type.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PAGE 28        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      LEVERAGED BUYOUT ANALYSIS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 LBO SENSITIVITY ANALYSIS

                                                                                                           TOTAL BLENDED
                                                                                                             EQUITY IRR
                                                                                                        --------------------
    SCENARIO                  ASSUMPTIONS                                                                 7.0 X       8.0 X
    -----------------------   ------------------------------------------------------------------------  ---------   --------

    BASE CASE                 Management Estimates.                                                        27.1%      33.1%

    REVENUE GROWTH CASE
      AGGRESSIVE              Furniture rental revenue and furniture sales revenue growth are 10%          28.7%      34.7%
                              higher than Management Estimates in FY00 - FY03.

      CONSERVATIVE            Furniture rental revenue and furniture sales revenue growth are 10%          25.5%      31.7%
                              lower than Management Estimates in FY00 - FY03.

    GROSS MARGIN CASE
      AGGRESSIVE              Gross margins are 1.0% better than Management Estimates in FY00 - FY03.      30.1%      36.0%

      CONSERVATIVE            Gross margins are 1.0% worse than Management Estimates in FY00 - FY03.       23.7%      30.1%

    CONSOLIDATED CASES
      AGGRESSIVE              Both Aggressive Cases above are assumed.                                     31.7%      37.4%

      CONSERVATIVE            Both Conservative Cases above are assumed.                                   22.1%      28.6%

    FINANCING CASE            Senior Term Debt is assumed to have an 8.0% interest rate and Senior         27.7%      33.6%
                              Subordinated Debt 10.0%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PAGE 29       SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BASE CASE

--------------------------------------------------------------------------------


                                                                                                                  EXIT IRR
              USES OF FUNDS                              SOURCES OF FUNDS                                %      7.0 x   8.0 x
--------------------------------------       --------------------------------------------------        -------  -----   ------

Net Purchase Price (1)        $362,960       WC Revolver                               $      0          0.0%
Debt Retired                    90,800       Debt Assumed                                     0          0.0%
Debt Assumed                         0       Senior Term Debt                            85,260         17.9%    8.5%    8.5%
Cash Infusion                        0       Senior Subordinated Debt                   250,000         52.6%   11.0%   11.0%
Transaction Costs               21,500       Seller Note                                      0          0.0%
                              --------       Senior Preferred                    PIK     70,000         14.7%   12.0%   12.0%
  TOTAL USES                  $475,260       Junior Preferred                    PIK     65,000         13.7%   31.5%   38.4%
                              ========       Common Equity:
                                               Sponsors                                       0          0.0%
                                               New Equity                                 5,000          1.1%   46.9%   60.3%
                                               Other Equity                                   0          0.0%
Offer Price per Share         $  26.50       Excess Cash on Balance Sheet                     0          0.0%
Shares Outstanding              13,095                                                 --------        -----
Net Value of Options          $ 15,953            TOTAL SOURCES                        $475,260        100.0%
Market Price as of 03/23/99   $  15.63
Implied Premium to Market         69.6%

                                             Blended Equity                             107,264         22.6%   27.1%   33.1%



                                                                              Un-         Fully-
ACQUISITION MULTIPLES (2)                    EQUITY ALLOCATION              Diluted      Diluted
------------------------------------         -------------------------      --------     -------
1998 EBITDA                      7.5 x       Senior Subordinated Debt             *         0.0%
Est.1999 EBITDA                  6.7 x       Junior Preferred                     *        80.0%
1998 P/E                        14.0 x       Seller  Note                         *         0.0%
1999 P/E                        #N/A x       Senior  Preferred                    *         0.0%
To Closing Book                  2.1 x       Sponsors                            0.0%       0.0%
------------------------------------         New Equity                        100.0%      20.0%
EXIT YEAR                       2003         Other Equity                        0.0%       0.0%
                                                                               -----      ------
EXIT EBITDA MULTIPLE            7.0 x            TOTAL ALLOCATION              100.0%     100.0%
EXIT EBITDA MULTIPLE            8.0 x                                          -----      ------
                                                                               -----      ------

                                              Use WC Revolver         YES = 1, NO = 0         0     Years of PIK
                                              Retire Existing Debt    YES = 1, NO = 0:        1      ------------
                                              Junior Preferred PIK    YES = 1, NO = 0         1           5
                                              Senior Preferred PIK    YES = 1, NO = 0         1           5




(1) Of the Net Purchase Price, approximately $32.7 million represents Senior Preferred Stock issued to existing shareholders.

(2)  Adjusted For Cash Reduction


--------------------------------------------------------------------------------

                                    PAGE 30        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BASE CASE

  (Historical FYE December 31)


  Thousands of Dollars                ----------------------------------------     ------------------------------------------
                                                     HISTORICAL                                     PROJECTED
                                      ----------------------------------------     ------------------------------------------
INCOME STATEMENT ASSUMPTIONS          1993  1994  1995  1996     1997     1998     1999     2000     2001       2002     2003
                                      ----  ----  ----  ----     ----     ----     ----     ----     ----       ----     ----

Furniture Rental Growth                  --   --   --   --       23.8%    12.1%    12.7%     7.0%     8.0%       8.0%     8.0%
Furniture Sales Growth                   --   --   --   --       17.4%     6.2%    11.9%     7.9%     9.0%       9.0%     9.1%
                                       ----  ---  ---  ----      ----     ----     ----     ----     ----       ----     ----
  Total Revenue Growth                   --   --   --   --       22.7%    11.1%    12.6%     7.2%     8.2%       8.2%     8.2%

Furniture Rental Cost of Goods Sold      --   --   --   19.3%    19.2%    18.0%    18.5%    18.3%    18.2%      18.2%    18.2%

Furniture Sales Cost of Goods Sold       --   --   --   59.2%    60.5%    60.9%    60.9%    61.0%    60.9%      61.0%    61.0%
                                       ----  ---  ---  ----      ----     ----     ----     ----     ----       ----     ----
  Total Cost of Goods Sold               --   --   --   26.5%    26.4%    25.1%    25.5%    25.4%    25.4%      25.4%    25.5%
                                       ----  ---  ---  ----      ----     ----     ----     ----     ----       ----     ----

    GROSS MARGIN                         --   --   --   73.5%    73.6%    74.9%    74.5%    74.6%    74.6%      74.6%    74.5%

Operating Expenses/Sales:
  Selling, General and Administrative    --   --   --   56.3%    55.2%    55.8%    55.7%    55.5%    55.3%      55.3%    55.3%
  PPE Depreciation and Amortization      --   --   --    2.0%     2.2%     2.6%     2.5%     2.5%     2.5%       2.4%     2.4%
                                       ----  ---  ---  ----      ----     ----     ----     ----     ----       ----     ----
    OPERATING MARGIN                     --   --   --   15.1%    16.1%    16.5%    16.2%    16.6%    16.9%      16.9%    16.8%

Interest (Coupon) Rates:
  Existing Debt                          ..   ..   ..     ..       ..      ..      8.00%    8.00%    8.00%      8.00%    8.00%
  Overflow Debt                          ..   ..   ..     ..       ..      ..      8.00%    8.00%    8.00%      8.00%    8.00%
  Senior Term Debt                       ..   ..   ..     ..       ..      ..      8.50%    8.50%    8.50%      8.50%    8.50%
  WC Revolver                            ..   ..   ..     ..       ..      ..      8.50%    8.50%    8.50%      8.50%    8.50%
  Senior Subordinated Debt               ..   ..   ..     ..       ..      ..     11.00%   11.00%   11.00%     11.00%   11.00%
  Junior Preferred                       ..   ..   ..     ..       ..      ..     12.73%   12.73%   12.73%     12.73%   12.73%
  Seller Note                            ..   ..   ..     ..       ..      ..      0.00%    0.00%    0.00%      0.00%    0.00%
  Senior Preferred                       ..   ..   ..     ..       ..      ..     12.00%   12.00%   12.00%     12.00%   12.00%

Miscellaneous Income as a % of Sales     ..   ..   ..     ..       ..     0.00%    0.00%    0.00%    0.00%      0.00%    0.00%


Taxes Rates:
  Federal Tax Rate                       ..   ..   ..     ..       ..      ..     42.20%   42.20%   42.20%      42.20%  42.20%
  Effective Tax Rate                     ..   ..   ..   41.41%   41.15%  42.20%   47.71%   46.30%   45.33%      44.78%  44.37%



                                    PAGE 31        SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BASE CASE

(Historical FYE December 31)

Thousands of Dollars


                                               -------------------------------------------    -----------------------------------
                                                                HISTORICAL                                 PROJECTED
                                               -------------------------------------------    -----------------------------------
BALANCE SHEET ASSUMPTIONS       1993     1994   1995    1996   1997    1998    1999   2000    2001    2002    2003
-------------------------       ----     ----   ----    ----   ----    ----    ----   ----    ----    ----    ----
Current Assets:
 Accounts Receivable/Total
  Revenue                        --       --     --     4.70%  4.71%   4.57%   4.57%   4.57%   4.57%   4.58%   4.58%
 Rental Furniture, net/Rental
  Revenue                        --       --     --    76.82% 69.27%  71.11%  64.99%  61.04%  57.89%  55.04%  52.48%
 Prepaid Expenses/Total
  Revenue                        --       --     --     1.80%  1.44%   1.86%   1.87%   1.85%   1.85%   1.87%   1.85%
 Other Receivables and
  Assets/Total Revenue           --       --     --     1.63%  1.11%   1.35%   1.20%   1.12%   1.03%   0.96%   0.88%

Current Liabilities:
 Accounts Payable/Total COGS     --       --     --     6.69%  7.31%   4.26%   3.60%   3.58%   3.60%   3.58%   3.54%
 Accrued Expenses/Total COGS     --       --     --    44.22% 36.81%  26.27%  25.85%  26.00%  26.04%  25.94%  25.93%
 Deferred Revenue and Security
  Deposits/Rental Revenue        --       --     --     7.50%  7.26%   7.94%   7.94%   7.95%   7.97%   7.97%   7.97%

OTHER ASSUMPTIONS
 Proceeds From Sale of Assets...............................................     $0      $0      $0      $0      $0
 Book Value of Fixed Assets.................................................      0       0       0       0       0
 Net Accounts Receivable....................................................      0       0       0       0       0
 Inventory..................................................................      0       0       0       0       0
 Prepaid Expenses...........................................................      0       0       0       0       0
 Other Current Assets #1....................................................      0       0       0       0       0
 Other Current Assets #2....................................................      0       0       0       0       0
 Accounts Payable...........................................................      0       0       0       0       0
 Accrued Salaries...........................................................      0       0       0       0       0
 Other Accrued Expenses.....................................................      0       0       0       0       0
 Other Cur. Liab. #1........................................................      0       0       0       0       0
 Other Cur. Liab. #2........................................................      0       0       0       0       0
 Other Cur. Liab. #3........................................................      0       0       0       0       0
                                                                            ------- ------- ------- ------- -------
 Gain (Loss) on Sale of Assets..............................................     $0      $0      $0      $0      $0

 Capital Expenditures.......................................................$10,100 $10,900 $11,700 $12,700 $13,700

 Depreciation-Manual Input=1,
  Model Calculation=0                                      1                 $9,100  $9,600 $10,200 $10,800 $11,500

 Deferred Taxes-Manual Input=1,
  Model Calculation=0                                      1                     $0      $0      $0      $0      $0

 Working Capital Advance Rates:   Receivables            0.0%               Transaction Cost Amount @    5 Years  NOL's Existing $0
                                  Inventory              0.0%               Goodwill Amortization   @   15 Years
                                  $Ceiling                $0  (O=No Limit)  Asset Write-Ups         @    5 Years



                                     PAGE 32      SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BASE CASE

(Historical FYE December 31)

Thousands of Dollars


                            ---------------------------------------------    ----------------------------------------
                                             HISTORICAL                                      PROJECTED
                            ---------------------------------------------    ----------------------------------------
INCOME STATEMENT            1993     1994   1995    1996     1997    1998     1999     2000    2001     2002     2003
-------------------------   ----     ----   ----    ----     ----    ----     ----     ----    ----     ----     ----
Furniture Rental Revenue     --       --     --   $191,560 $237,212 $265,871 $299,600 $320,600 $346,200 $373,900 $403,800
Furniture Sales Revenue      --       --     --     42,589   50,006   53,093   59,400   64,100   69,900   76,200   83,100
                            ----     ----   ----- --------  ------- -------- --------  ------- -------- -------- --------
Total Revenue                --       --     --   $234,149 $287,218 $318,964 $359,000 $384,700 $416,100 $450,100 $486,900
Furniture Rental Cost of
 Goods Sold                  --       --     --     36,958   45,634   47,862   55,500   58,600   63,000   68,000   73,500
Furniture Sales Cost of
 Goods Sold                  --       --     --     25,207   30,257   32,354   36,200   39,100   42,600   46,500   50,700
                            ----     ----   ----- --------  ------- -------- --------  ------- -------- -------- --------
Total Cost of Goods Sold     --       --     --     62,165   75,891   80,216   91,700   97,700  105,600  114,500  124,200
                            ----     ----   ----- --------  ------- -------- --------  ------- -------- -------- --------
GROSS MARGIN                 --       --     --   $171,984 $211,327 $238,748 $267,300 $287,000 $310,500 $335,600 $362,700

Operating Expenses:
 Selling, General and
  Administrative             --       --     --   $131,771 $158,602 $177,955 $200,000 $213,500 $229,900 $248,900 $269,400
 PPE Depreciation and
  Amortization(1)            --       --     --      4,765    6,417    8,148    9,100    9,600   10,200   10,800   11,500
                            ----     ----   ----- --------  ------- -------- --------  ------- -------- -------- --------
OPERATING PROFIT             --       --     --    $35,448  $46,308  $52,645  $58,200  $63,900 $70,400  $75,900  $81,800

EBITDA                       --       --     --    $40,213  $52,725  $60,793  $67,300  $73,500 $80,600  $86,700  $93,300
% MARGIN                     --       --     --       17.2%    18.4%    19.1%    18.7%    19.1%   19.4%    19.3%    19.2%

Miscellaneous Income
 (Expense)                   --       --     --         $0       $0       $0       $0       $0      $0       $0       $0

Gain (Loss) on Assets
 Sales                       --       --     --          0        0        0        0        0       0        0        0
Asset Write-Up Depreciation  --       --     --          0        0        0        0        0       0        0        0
Transaction Cost Amort.      --       --     --          0        0        0   (4,300)  (4,300) (4,300)  (4,300)  (4,300)
                            ----     ----   ----- --------  ------- -------- --------  ------- -------- -------- --------
EBIT                         --       --     --    $35,448  $46,308  $52,645  $53,900  $59,600 $66,100  $71,600  $77,500

Interest Expense:
 Existing Debt               --       --     --     $8,251   $8,374   $7,837       $0       $0      $0       $0       $0
 Overflow Debt               --       --     --         --       --       --        0        0       0        0        0
 Senior Term Debt            --       --     --         --       --       --    7,247    6,375   4,860    3,242    1,375
 WC Revolver                 --       --     --         --       --       --        0        0       0        0        0
 Senior Subordinated Debt    --       --     --         --       --       --   27,500   27,500  27,500   27,500   27,500
 Seller Note                 --       --     --         --       --       --        0        0       0        0        0
                            ----     ----   ----- --------  ------- -------- --------  ------- -------- -------- --------
TOTAL INTEREST EXPENSE       --       --     --     $8,251   $8,374   $7,837  $34,747  $33,875 $32,360  $30,742  $28,875

E.B.T.                       --       --     --    $27,197  $37,934  $44,808  $19,153  $25,725 $33,740  $40,858  $48,625

 Provision for Income Taxes  --       --     --     11,261   15,608   18,907    9,138   11,911  15,293   18,297   21,575
                            ----     ----   ----- --------  ------- -------- -------- ------- -------- -------- --------
  NET INCOME                 --       --     --    $15,936  $22,326  $25,901  $10,015  $13,814 $18,446  $22,561  $27,050
                            ----     ----   ----- --------  ------- -------- -------- ------- -------- -------- --------
                            ----     ----   ----- --------  ------- -------- -------- ------- -------- -------- --------
 Senior Preferred Dividends  --       --     --          0        0        0    8,400    9,408  10,537   11,801   13,218
 Junior Preferred Dividends  --       --     --          0        0        0    8,275    9,328  10,516   11,855   13,364
                            ----     ----   ----- --------  ------- -------- -------- ------- -------- -------- --------
  NET TO RETAINED EARNINGS   --       --     --    $15,936  $22,326  $25,901  ($6,660) ($4,922)($2,607) ($1,095)    $469
                            ----     ----   ----- --------  ------- -------- -------- ------- -------- -------- --------
                            ----     ----   ----- --------  ------- -------- -------- ------- -------- -------- --------



----------
(1)  Includes Goodwill Amortization.


                                     PAGE 33      SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BASE CASE

(Historical FYE December 31)

Thousands of Dollars



                            ---------------------------------------------    ----------------------------------------
                                             HISTORICAL                                      PROJECTED
                            ---------------------------------------------    ----------------------------------------
CASH FLOW STATEMENT         1993     1994   1995    1996     1997    1998     1999     2000    2001     2002     2003
-------------------------   ----     ----   ----    ----     ----    ----     ----     ----    ----     ----     ----
NET TO RETAINED EARNINGS     --       --     --   $15,936  $22,326  $25,901 ($6,660) ($4,922) ($2,607) ($1,095)    $469

Non-Cash Adjustments:
 PPE Depreciation and
  Amortization.............................................................  $9,100   $9,600  $10,200  $10,800  $11,500
 Asset Write-Up
  Depreciation.............................................................       0        0        0        0        0
 Transaction Cost Amort....................................................   4,300    4,300    4,300    4,300    4,300
 Deferred Taxes............................................................       0        0        0        0        0
 Accrued Junior Preferred
  Dividends................................................................   8,275    9,328   10,516   11,855   13,364
 Accrued Senior Preferred
  Dividends................................................................   8,400    9,408   10,537   11,801   13,218
                                                                            -------  -------  -------  -------  -------
FUNDS FROM OPERATIONS...................................................... $23,415  $27,714  $32,946  $37,661  $42,850

Net Working Capital Requirements:
 Accounts Receivable....................................................... ($1,815) ($1,200) ($1,400) ($1,600) ($1,700)
 Rental Furniture, net.....................................................  (5,641)  (1,000)  (4,700)  (5,400)  (6,100)
 Prepaid Expenses..........................................................    (782)    (400)    (600)    (700)    (600)
 Other Receivables and
  Assets...................................................................       0        0        0        0        0
 Other Cur. Assets #2......................................................       0        0        0        0        0
 Accounts Payable..........................................................    (117)     200      300      300      300
 Accrued Expenses..........................................................   2,625    1,700    2,100    2,200    2,500
 Misc. Reserve.............................................................       0        0        0        0        0
 Deferred Revenue and
  Security Deposits........................................................   2,678    1,700    2,100    2,200    2,400
 Other.....................................................................       0        0        0        0        0
 Other Current
  Liabilities #3...........................................................       0        0        0        0        0
                                                                            -------  -------  -------  -------  -------
(INCREASE) IN NET WORKING
  CAPITAL.................................................................. ($3,052)  $1,000  ($2,200) ($3,000) ($3,200)

 CASH FROM OPERATIONS...................................................... $20,363  $28,714  $30,746  $34,661  $39,650

Capital Expenditures.......................................................($10,100)($10,900)($11,700)($12,700)($13,700)
Increase/(Decrease) in WC
 Revolver..................................................................       0        0        0        0        0
Decrease/(Increase) in
 Other Assets #1...........................................................       0        0        0        0        0
Decrease/(Increase) in
 Other Assets #2...........................................................       0        0        0        0        0
Book Value of Assets Sold..................................................       0        0        0        0        0
                                                                            -------  -------  -------  -------  -------
 CASH AVAILABLE FOR
  AMORTIZATION                                                              $10,263  $17,814  $19,046  $21,961  $25,950
                                                                            -------  -------  -------  -------  -------
                                                                            -------  -------  -------  -------  -------



                                     PAGE 34      SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BASE CASE

(Historical FYE December 31)

Thousands of Dollars


                                                               ---------------------------------------
                                                                              PROJECTED
                                                               ---------------------------------------
                                                               1999    2000     2001     2002     2003
DEBT AMORTIZATION SCHEDULE                         Year #        1       2        3        4        5
                                                               -----   -----    -----    -----    ----
CASH AVAILABLE FOR AMORTIZATION                              $10,263  $17,814  $19,046  $21,961  $25,950

Overflow Debt Addition....................................         0        0        0        0        0
                                                             -------  -------  -------  -------  -------
Cash For Retirement of Existing Debt......................   $10,263  $17,814  $19,046  $21,961  $25,950
 Existing Debt Retired....................................         0        0        0        0        0
                                                             -------  -------  -------  -------  -------
Cash For Retirement of Overflow Debt......................   $10,263  $17,814  $19,046  $21,961  $25,950
 Overflow Debt Retired....................................         0        0        0        0        0
                                                             -------  -------  -------  -------  -------
Cash For Retirement of Senior Term Debt...................   $10,263  $17,814  $19,046  $21,961  $25,950
 Senior Term Debt Retired.................................   (10,263) (17,814) (19,046) (21,961) (16,174)
                                                             -------  -------  -------  -------  -------
Cash For Retirement of Senior Subordinated Debt...........        $0       $0       $0       $0   $9,776
 Senior Subordinated Debt Retired.........................         0        0        0        0   (9,776)
                                                             -------  -------  -------  -------  -------
Cash For Retirement of Junior Preferred...................        $0       $0       $0       $0       $0
 Junior Preferred Retired.................................         0        0        0        0        0
                                                             -------  -------  -------  -------  -------
Cash For Retirement of Seller Note........................        $0       $0       $0       $0       $0
 Seller Note Retired......................................         0        0        0        0        0
                                                             -------  -------  -------  -------  -------
Cash For Retirement of Senior Preferred...................        $0       $0       $0       $0       $0
 Senior Preferred Retired.................................         0        0        0        0        0
                                                             -------  -------  -------  -------  -------
  CHANGE IN CASH ACCOUNT..................................        $0       $0       $0       $0       $0
                                                             -------  -------  -------  -------  -------
                                                             -------  -------  -------  -------  -------



                                    PAGE 35      SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BASE CASE

(Historical FYE December 31)

Thousands of Dollars


                            ---------------------------------------------               ----------------------------------------
                                             HISTORICAL                                                 PROJECTED
                            ---------------------------------------------               ----------------------------------------
ASSETS                    1993 1994 1995   1996    1997     1998    Adjust   Closing    1999     2000    2001     2002     2003
------------------------  ---- ---- ----   ----    ----     ----    ------   -------    ----     ----    ----     ----     ----
Current Assets:
 Cash & Cash Equivalents  --   --   --      $123       $0     $703      $0      $703     $703     $703     $703     $703    $703
 Accounts Receivable      --   --   --    11,011   13,521   14,585            14,585   16,400   17,600   19,000   20,600   22,300
 Rental Furniture, net    --   --   --   147,161  164,323  189,059           189,059  194,700  195,700  200,400  205,800  211,900
 Prepaid Expenses         --   --   --     4,224    4,127    5,918             5,918    6,700    7,100    7,700    8,400    9,000
 Other Receivables and
  Assets                  --   --   --     3,815    3,183    4,300             4,300    4,300    4,300    4,300    4,300    4,300
                         ---- ---- ---- -------- -------- --------          -------- -------- -------- -------- -------- --------
 TOTAL CURRENT ASSETS     --   --   --  $166,334 $185,154 $214,565          $214,565 $222,803 $225,403 $232,103 $239,803 $248,203

Fixed Assets:
 Net PPE                  --   --   --   $35,667  $38,777  $43,861           $43,861  $44,861  $46,161  $47,661  $49,561  $51,761
 Asset Write-Ups          --   --   --         0        0        0       0         0        0        0        0        0        0
 Transaction Costs        --   --   --         0        0        0  21,500    21,500   17,200   12,900    8,600    4,300        0
 Goodwill                 --   --   --    45,198   53,910   74,470       0    74,470   74,470   74,470   74,470   74,470   74,470
                         ---- ---- ---- -------- -------- --------          -------- -------- -------- -------- -------- --------
  TOTAL FIXED ASSETS      --   --   --   $80,865  $92,687 $118,331          $139,831 $136,531 $133,531 $130,731 $128,331 $126,231

  TOTAL ASSETS            --   --   --  $247,199 $277,841 $332,896          $354,396 $359,334 $358,934 $362,834 $368,134 $374,434
                         ---- ---- ---- -------- -------- --------          -------- -------- -------- -------- -------- --------
                         ---- ---- ---- -------- -------- --------          -------- -------- -------- -------- -------- --------



                                    PAGE 36      SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BASE CASE

(Historical FYE December 31)

Thousands of Dollars


                            ---------------------------------------------               ----------------------------------------
                                             HISTORICAL                                                  PROJECTED
                            ---------------------------------------------               ----------------------------------------
LIABILITIES & EQUITY      1993 1994 1995   1996    1997     1998    Adjust   Closing    1999     2000    2001     2002     2003
------------------------  ---- ---- ----   ----    ----     ----    ------   -------    ----     ----    ----     ----     ----
Current Liabilities:
 Accounts Payable          --   --   --  $4,157    $5,551   $3,417            $3,417   $3,300   $3,500   $3,800   $4,100   $4,400
 Accrued Expenses          --   --   --  27,491    27,936   21,075            21,075   23,700   25,400   27,500   29,700   32,200
 Deferred Revenue and
  Security Deposits        --   --   --  14,358    17,217   21,122            21,122   23,800   25,500   27,600   29,800   32,200
                          ---- ---- ---- ------- -------- --------          -------- -------- -------- -------- -------- --------
 TOTAL CURRENT LIABILITIES --   --   --  $46,006  $50,704  $45,614           $45,614  $50,800  $54,400  $58,900  $63,600  $68,800

Deferred Taxes             --   --   --  $10,441  $14,673  $20,819      $0   $20,819  $20,819  $20,819  $20,819  $20,819  $20,819

Long Term Debt:
 Existing Debt             --   --   --  $65,600  $63,132  $90,800 ($90,800)      $0       $0       $0       $0       $0       $0
 Overflow Debt             --   --   --        0        0        0                 0        0        0        0        0        0
 Senior Term Debt          --   --   --        0        0        0   85,260   85,260   74,996   57,182   38,135   16,174        0
 WC Revolver               --   --   --        0        0        0        0        0        0        0        0        0        0
 Senior Subordinated Debt  --   --   --        0        0        0  250,000  250,000  250,000  250,000  250,000  250,000  240,224
 Seller Note               --   --   --        0        0        0                 0        0        0        0        0        0
                          ---- ---- ---- ------- -------- --------          -------- -------- -------- -------- -------- --------
  TOTAL LONG TERM DEBT     --   --   --  $65,600  $63,132  $90,800          $335,260 $324,996 $307,182 $288,135 $266,174 $240,224

   TOTAL LIABILITIES       --   --   -- $122,047 $128,509 $157,233          $401,693 $396,615 $382,401 $367,854 $350,593 $329,843

Net Worth:
 Equity - Common           --   --   --     $127     $129     $129   $4,871   $5,000   $5,000   $5,000   $5,000   $5,000   $5,000
        - Senior           --   --   --        0        0        0   70,000   70,000   78,400   87,808   98,345  110,146  123,364
Preferred
        - Junior           --   --   --        0        0        0   65,000   65,000   73,275   82,603   93,120  104,974  118,338
Preferred
 Retained Earnings         --   --   --  125,025  149,203  175,534 (362,831)(187,297)(193,956)(198,878)(201,485)(202,580)(202,111)
                          ---- ---- ---- ------- -------- --------          -------- -------- -------- -------- -------- --------
 NET WORTH                 --   --   -- $125,152 $149,332 $175,663          ($47,297)($37,281)($23,467) ($5,020) $17,541  $44,591
                          ---- ---- ---- ------- -------- --------          -------- -------- -------- -------- -------- --------
 LIABILITIES & NET WORTH   --   --   -- $247,199 $277,841 $332,896          $354,396 $359,334 $358,934 $362,834 $368,134 $374,434
                          ---- ---- ---- ------- -------- --------          -------- -------- -------- -------- -------- --------
                          ---- ---- ---- ------- -------- --------          -------- -------- -------- -------- -------- --------
 BALANCE SHEET CHECK =>    --   --   --        0        0        0                 0        0        0        0        0        0

                                                                                            0        0        0        0        0



                                    PAGE 37      SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BASE CASE

(Historical FYE December 31)

Thousands of Dollars


                                -------------------------------          ----------------------------------------------------
                                          HISTORICAL                                             PROJECTED
                                -------------------------------          ----------------------------------------------------
                                1993 1994 1995 1996 1997   1998          Closing    1999       2000      2001   2002     2003
                                                                  Year #    0         1          2         3      4        5
                                ---- ---- ---- ---- ----  -----          -------    ----       ----      ----   ----     ----
CAPITALIZATION SUMMARY

 Existing Debt                   --   --   --   --   --   $90,800             $0        $0        $0       $0       $0       $0
 Overflow Debt                   --   --   --   --   --         0              0         0         0        0        0        0
 Senior Term Debt                --   --   --   --   --         0         85,260    74,996    57,182   38,135   16,174        0
 WC Revolver                     --   --   --   --   --         0              0         0         0        0        0        0
 Senior Subordinated Debt        --   --   --   --   --         0        250,000   250,000   250,000  250,000  250,000  240,224
 Seller Note                     --   --   --   --   --         0              0         0         0        0        0        0
 Senior Preferred Equity         --   --   --   --   --         0         70,000    78,400    87,808   98,345  110,146  123,364
 Junior Preferred Equity         --   --   --   --   --         0         65,000    73,275    82,603   93,120  104,974  118,338
 Common Equity                   --   --   --   --   --   175,663       (182,297) (188,956) (193,878)(196,485)(197,580)(197,111)
                                ---- ---- ---- ---- ---- --------       --------  --------  -------- -------- -------- --------
  BOOK CAPITALIZATION            --   --   --   --   --  $266,463       $287,963  $287,715  $283,715 $283,115 $283,715 $284,815

   TOTAL DEBT                    --   --   --   --   --   $90,800       $335,260  $324,996  $307,182 $288,135 $266,174 $240,224

   BOOK EQUITY                   --   --   --   --   --  $175,663       ($47,297) ($37,281) ($23,467) ($5,020) $17,541  $44,591

RATIO ANALYSIS

Total Debt/Total Capitalization  --   --   --   --   --      34.1%         116.4%    113.0%    108.3%   101.8%    93.8%    84.3%
Senior Debt/Total Capitalization --   --   --   --   --      34.1%          29.6%     26.1%     20.2%    13.5%     5.7%     0.0%

EBITDA/Interest                  --   --   --   --   --        --            1.8       1.9       2.2      2.5      2.8      3.2
EBITDA/Senior Interest           --   --   --   --   --        --            8.8       9.3      11.5     16.6     26.7     67.9

Senior Debt/EBITDA               --   --   --   --   --        --            1.3       1.1       0.8      0.5      0.2       --
Senior Debt/EBIT                 --   --   --   --   --        --            1.6       1.4       1.0      0.6      0.2       --
Senior Debt/Operating Cash Flow  --   --   --   --   --        --             --       3.7       2.0      1.2      0.5       --

Total Debt/EBITDA                --   --   --   --   --        --            5.2       4.8       4.2      3.6      3.1      2.6
Total Debt/EBIT                  --   --   --   --   --        --            6.3       6.0       5.2      4.4      3.7      3.1
Total Debt/Operating Cash Flow   --   --   --   --   --        --             --      16.0      10.7      9.4      7.7      6.1




                                    PAGE 38      SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RETURNS SECTION

BASE CASE                         Exit Year 2003

Thousands of Dollars


                                                            Semi-      Fully-
EQUITY ALLOCATION                  Investment       %      Diluted    Diluted
--------------------------------   ----------    ------    -------    -------
Sponsors                                 $0        0.0%      0.0%       0.0%
New Equity                            5,000      100.0%     20.0%      20.0%
Other Equity                              0        0.0%      0.0%       0.0%
Senior Preferred                     70,000        *         0.0%       0.0%
Seller Note                               0        *         0.0%       0.0%
Senior Subordinated Debt Option     250,000        *         0.0%       0.0%
Junior Preferred                     65,000        *        80.0%      80.0%
Management Performance Option          *           *          *         0.0%
                                   --------      -----     -----      -----
 TOTAL EQUITY ALLOCATION           $390,000      100.0%    100.0%     100.0%

Exit Year EBITDA                    $93,300
x  EBITDA Multiple                      7.0
                                   --------
 EXIT VALUATION                    $653,100


PLUS: Excess Cash                        $0
      Conversion Costs                    0

LESS: Total Remaining Debt         (240,224)
      Total Preferred              (241,702)
                                   --------
 NET PROCEEDS TO ALLOCATE          $171,174
-------------------------------    --------
Sr. Subordinated Share                   $0
LESS: Conversion Costs                    0

 Net Subordinated Share                  $0
-------------------------------    --------
Junior Preferred Share             $136,939
LESS:  Conversion Costs                   0

 Net Junior Preferred Share        $136,939
-------------------------------    --------
Seller Note Share                        $0
-------------------------------    --------
Preferred Share                          $0
-------------------------------    --------
Sponsor's Equity Share                   $0
-------------------------------    --------
New Equity Share                    $34,235
-------------------------------    --------
Other Equity Share                       $0



                                   CLOSE      1999     2000     2001     2002    2003
                                  -------    ------   ------   ------   ------  ------
Senior Subordinated Returns

Investment                      ($250,000)       $0       $0       $0       $0  $250,000
Interest                                     27,500   27,500   27,500   27,500    27,500
Participation                           0         0        0        0        0         0
                                ---------   -------  -------  -------  -------  --------
 IRR = 11.00%                   ($250,000)  $27,500  $27,500  $27,500  $27,500  $277,500
----------------------------    ---------   -------  -------  -------  -------  --------

Junior Preferred Returns

Investment                       ($65,000)       $0       $0      $0        $0  $118,338
Interest                                          0        0       0         0         0
Participation                                     0        0       0         0   136,939
                                ---------   -------  -------  -------  -------  --------
IRR = 31.47%                     ($65,000)       $0       $0      $0        $0  $255,277
----------------------------    ---------   -------  -------  -------  -------  --------
Senior Preferred Returns

Investment                       ($70,000)       $0       $0      $0        $0  $123,364
Dividends                                         0        0       0         0         0
Participation                                     0        0       0         0         0
                                ---------   -------  -------  -------  -------  --------
IRR = 12.00%                     ($70,000)       $0       $0      $0        $0  $123,364
----------------------------    ---------   -------  -------  -------  -------  --------
Sponsor Equity Returns

Investment                             $0        $0       $0      $0        $0        $0
Participation                                     0        0       0         0         0
                                ---------   -------  -------  -------  -------  --------
IRR = #N/A                             $0        $0       $0      $0        $0        $0
----------------------------    ---------   -------  -------  -------  -------  --------
Management Returns

Investment                        ($5,000)       $0       $0      $0        $0        $0
Participation                                     0        0       0         0    34,235
                                ---------   -------  -------  -------  -------  --------
IRR = 46.93%                      ($5,000)       $0       $0      $0        $0   $34,235
----------------------------    ---------   -------  -------  -------  -------  --------
Other Equity Returns

Investment                              0        $0       $0      $0        $0        $0
Participation                                     0        0       0         0         0
                                ---------   -------  -------  -------  -------  --------
IRR = #N/A                              0         0        0       0         0         0
----------------------------    ---------   -------  -------  -------  -------  --------
Total Equity Returns

Investment                      ($107,264)       $0       $0      $0        $0  $184,009
Interest                                         $0       $0      $0        $0        $0
Participation                                    $0       $0      $0        $0  $171,174
                                ---------   -------  -------  -------  -------  --------
IRR = 27.06%                    ($107,264)       $0       $0      $0        $0  $355,183
----------------------------    ---------   -------  -------  -------  -------  --------



                                    PAGE 39      SUNTRUST EQUITABLE SECURITIES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RETURNS SECTION

BASE CASE                         Exit Year 2003

Thousands of Dollars


                                                            Semi-      Fully-
EQUITY ALLOCATION                  Investment       %      Diluted    Diluted
--------------------------------   ----------    ------    -------    -------
Sponsors                                 $0        0.0%      0.0%       0.0%
New Equity                            5,000      100.0%     20.0%      20.0%
Other Equity                              0        0.0%      0.0%       0.0%
Senior Preferred                     70,000        *         0.0%       0.0%
Seller Note                               0        *         0.0%       0.0%
Senior Subordinated Debt Option     250,000        *         0.0%       0.0%
Junior Preferred                     65,000        *        80.0%      80.0%
Management Performance Option          *           *          *         0.0%
                                   --------     -----      -----      -----
 TOTAL EQUITY ALLOCATION           $390,000     100.0%     100.0%     100.0%
--------------------------------   --------     -----      -----      -----
Exit Year EBITDA                    $93,300
x  EBITDA Multiple                      8.0
                                   --------
 EXIT VALUATION                    $746,400

PLUS: Excess Cash                        $0
      Conversion Costs                    0

LESS: Total Remaining Debt         (240,224)
      Total Preferred              (241,702)
                                   --------
 NET PROCEEDS TO ALLOCATE          $264,474
--------------------------------   --------
Sr. Subordinated Share                   $0
LESS: Conversion Costs                    0
                                   --------
 Net Subordinated Share                  $0
--------------------------------   --------
Junior Preferred Share             $211,579
LESS: Conversion Costs                    0
                                   --------
 Net Junior Preferred Share        $211,579
--------------------------------   --------
Seller Note Share                        $0
--------------------------------   --------
Preferred Share                          $0
--------------------------------   --------
Sponsor's Equity Share                   $0
--------------------------------   --------
New Equity Share                    $52,895
--------------------------------   --------
Other Equity Share                       $0



                                   CLOSE      1999     2000     2001     2002    2003
                                  -------    ------   ------   ------   ------  ------
Senior Subordinated Returns

Investment                      ($250,000)       $0      $0        $0      $0   $250,000
Interest                                     27,500  27,500    27,500  27,500     27,500
Participation                                     0       0         0       0          0
                                ---------   -------  -------  -------  -------  --------
 IRR = 11.00%                   ($250,000)  $27,500 $27,500   $27,500 $27,500   $277,500
----------------------------    ---------   -------  -------  -------  -------  --------
Junior Preferred Returns

Investment                       ($65,000)       $0      $0        $0      $0   $118,338
Interest                                          0       0         0       0          0
Participation                                     0       0         0       0    211,579
                                ---------   -------  -------  -------  -------  --------
IRR = 38.39%                     ($65,000)       $0      $0        $0      $0   $329,917
----------------------------    ---------   -------  -------  -------  -------  --------
Senior Preferred Returns

Investment                       ($70,000)       $0      $0        $0      $0   $123,364
Dividends                                         0       0         0       0          0
Participation                                     0       0         0       0          0
                                ---------   -------  -------  -------  -------  --------
IRR = 12.00%                     ($70,000)       $0      $0        $0      $0   $123,364
----------------------------    ---------   -------  -------  -------  -------  --------
Sponsor Equity Returns

Investment                             $0        $0      $0        $0      $0         $0
Participation                                     0       0         0       0          0
                                ---------   -------  -------  -------  -------  --------
IRR = #N/A                             $0        $0      $0        $0      $0         $0
----------------------------    ---------   -------  -------  -------  -------  --------
Management Returns

Investment                        ($5,000)       $0      $0        $0      $0         $0
Participation                                     0       0         0       0     52,895
                                ---------   -------  -------  -------  -------  --------
IRR = 60.28%                      ($5,000)       $0      $0        $0      $0    $52,895
----------------------------    ---------   -------  -------  -------  -------  --------
Other Equity Returns

Investment                              0        $0      $0        $0      $0         $0
Participation                                     0       0         0       0          0
                                ---------   -------  -------  -------  -------  --------
IRR = #N/A                              0        $0      $0        $0      $0         $0
----------------------------    ---------   -------  -------  -------  -------  --------
Total Equity Returns

Investment                      ($107,264)       $0      $0        $0      $0   $184,009
Interest                                         $0      $0        $0      $0         $0
Participation                                    $0      $0        $0      $0   $264,474
                                ---------   -------  -------  -------  -------  --------
IRR = 33.12%                    ($107,264)       $0      $0        $0      $0   $448,483
----------------------------    ---------   -------  -------  -------  -------  --------



                                    PAGE 40      SUNTRUST EQUITABLE SECURITIES

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                   RECENT TRANSACTIONS IN THE RENTAL INDUSTRY
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   RECENT TRANSACTIONS IN THE RENTAL INDUSTRY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------




o We reviewed and analyzed certain publicly-available financial and structural information for selected merger and acquisition transactions involving companies in the rental industry.

o We examined these transactions and calculated the multiples of revenues, EBITDA, EBIT, net income and book value implied by the total transaction value.

o No company or transaction is identical to CORT or the Proposed Transaction. None of the transactions involved companies that focus on a rental sector similar to CORT.

o In addition, several of the companies acquired in these transactions were engaged in aggressive consolidation strategies prior to their acquisition that may distort the suggested transaction valuation multiples.

o For these reasons, we do not believe that these transactions, averages or other statistics derived from these transactions provide a meaningful basis for determining a range of value for CORT.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                    Page 41       SunTrust Equitable Securities

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   RECENT TRANSACTIONS IN THE RENTAL INDUSTRY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MERGER AND ACQUISITION TRANSACTIONS




                                                                         TRAILING 12 MONTHS FINANCIALS OF ACQUIRED (IN $MM)
                                                              ADJUSTED   ---------------------------------------------------
  DATE       ACQUIROR                   TRANSACTION LT DEBT   TRANSACTION                                  NET       BOOK
EFFECTIVE      TARGET                    VALUE      ASSUMED    VALUE     REVENUES   EBITDA      EBIT      INCOME     VALUE
----------   -------------------------  ---------   --------  ---------  ---------  --------   --------  ---------  --------
  1/99       Rental Service Corp.
               NationsRent Inc.           $366.0     $389.9     $755.9     $236.4     $50.0      $42.7      $12.7    $282.0

  12/98      Rent-Way, Inc.
               Home Choice Holdings        238.4       48.2      286.6      251.9       7.6      (3.8)      (6.3)     134.4

  9/98       United Rentals Inc.
               US Rentals Inc.           1,060.0      250.0    1,310.0      518.6      92.0       77.6       54.1     282.5

  8/98       Renters Choice Inc.
               Thorn Americas Inc.         977.2      714.7    1,691.9      913.8     111.5       54.7        0.9     239.8

  5/98       EVI Inc.
               Weatherford Enterra
               Inc.                      2,555.0      215.0    2,770.0    1,076.6     319.2      206.5      120.4     926.8

  2/98       Alrenco, Inc.
               RTO, Inc.                   196.5       18.8      215.3      134.1      11.0        1.0        1.2      86.0

  2/98       Rent-Way, Inc.
               Champion Rentals             70.0       18.0       88.0       80.0       N/A        N/A        N/A       N/A

  1/98       Rent-Way, Inc.
               Ace TV Rentals               25.0        0.0       25.0       22.0       N/A        N/A        N/A       N/A

  7/97       Atlas Copco North
             America
               Prime Service Inc.          900.0      260.0    1,160.0      340.3      64.0       56.9       13.1     237.4

  6/97       TCF Financial Corp.
               Winthrop Resources Corp.    340.0        0.0      340.0       78.7      42.4       41.8       15.7      84.8




                                         ADJUSTED TRANSACTION VALUE    TRANSACTION VALUE
                                                    AS A                      AS A
                                                MULTIPLE OF               MULTIPLE OF
                                         -----------------------------  -------------------
  DATE       ACQUIROR                   NET       BOOK
 EFFECTIVE      TARGET                   REVENUES  EBITDA      EBIT      INCOME     VALUE
 ----------   -------------------------  --------  --------   --------  ---------  --------
   1/99       Rental Service Corp.
                NationsRent Inc.          3.2x     15.1x      17.7x     28.9x      1.3x

   12/98      Rent-Way, Inc.
                Home Choice Holdings      1.1x     37.6x        N/M       N/M      1.8x

   9/98       United Rentals Inc.
                US Rentals Inc.           2.5x     14.2x      16.9x     19.6x      3.8x

   8/98       Renters Choice Inc.
                Thorn Americas Inc.       1.9x     15.2x      30.9x       N/M      4.1x

   5/98       EVI Inc.
                Weatherford Enterra
                Inc.                      2.6x      8.7x      13.4x      21.2x     2.8x

   2/98       Alrenco, Inc.
                RTO, Inc.                 1.6x     19.6x        N/M        N/M     2.3x

   2/98       Rent-Way, Inc.
                Champion Rentals          1.1x       N/A        N/A        N/A      N/A

   1/98       Rent-Way, Inc.
                Ace TV Rentals            1.1x       N/A        N/A        N/A      N/A

   7/97       Atlas Copco North
              America
                Prime Service Inc.        3.4x     18.1x      20.4x      68.9x      3.8x

   6/97       TCF Financial Corp.
                Winthrop Resources Corp.  4.3x      8.0x       8.1x      21.7x      4.0x




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                                     PAGE 42      SUNTRUST EQUITABLE SECURITIES


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             RECENT TRANSACTIONS IN THE RENTAL INDUSTRY (CONTINUED)
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MERGER AND ACQUISITION TRANSACTIONS (CONTINUED)





                                                                         TRAILING 12 MONTHS FINANCIALS OF ACQUIRED (IN $MM)
                                                               ADJUSTED  ---------------------------------------------------
  DATE       ACQUIROR                   TRANSACTION LT DEBT   TRANSACTION                                  NET       BOOK
EFFECTIVE      TARGET                    VALUE      ASSUMED    VALUE     REVENUES   EBITDA      EBIT      INCOME     VALUE
----------   -------------------------  ---------   --------  ---------  ---------  --------   --------  ---------  --------
  9/96       Medical Resources Inc.
               NMR of America Inc.         $40.4       $0.0      $40.4      $26.3      $8.6       $5.4       $2.1     $21.6

  8/96       RTO, Inc.
               Action TV & Appl. Ren.       45.3       17.8       63.1       57.8       8.7        7.2        6.1      14.4

  1/96       Thorn EMI Unit
               Advantage Companies          78.5       (4.8)      73.7       73.5      10.6        7.8        5.1      29.8




                                       ADJUSTED TRANSACTION VALUE    TRANSACTION VALUE
                                                  AS A                      AS A
                                              MULTIPLE OF               MULTIPLE OF

                                       ----------------------------  -------------------
  DATE       ACQUIROR                                                     NET       BOOK
EFFECTIVE      TARGET                    REVENUES  EBITDA      EBIT      INCOME     VALUE
----------   -------------------------   --------  --------   --------  ---------  --------
  9/96       Medical Resources Inc.
               NMR of America Inc.         1.5x      4.7x       7.5x      19.0x      1.9x

  8/96       RTO, Inc.
               Action TV & Appl. Ren.      1.1x      7.3x       8.8x      7.4x       3.1x

  1/96       Thorn EMI Unit
               Advantage Companies         1.0x      7.0x       9.4x      15.4x      2.6x



-------------------------------------------------------------------------------------------
  MINIMUM                                  1.0X      4.7X       7.5X       7.4X      1.3X
  MAXIMUM                                  4.3X     37.6X      30.9X      68.9X      4.1X
-------------------------------------------------------------------------------------------






SOURCE: SECURITIES DATA CORPORATION AND COMPANY DOCUMENTS.


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                                     PAGE 43      SUNTRUST EQUITABLE SECURITIES

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-------------------------------------------------------------------------------
                             PREMIUMS PAID ANALYSIS
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                             PREMIUMS PAID ANALYSIS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------



PREMIUMS OFFERED IN $200MM TO $500MM CASH TRANSACTIONS SINCE 1/1/98 (1)

                                                                 PREMIUM PRIOR TO ANNOUNCEMENT
                                    ------------------------------------------------------------------------------------------
                                      1 DAY              1 WEEK            4 WEEKS            6 MONTHS             1 YEAR
                                    ------------     ---------------    ---------------     --------------     ---------------
MAXIMUM                                  126.4%              111.6%             121.2%             231.1%              425.4%
MINIMUM                                  (10.7%)              (1.1%)             (7.2%)            (70.1%)             (80.8%)
MEDIAN                                    25.4%               31.4%              37.7%              36.0%               57.3%
AVERAGE                                   29.9%               35.4%              41.0%              43.8%               59.9%
AVERAGE EXCLUDING HIGH AND LOW            29.0%               34.8%              40.5%              42.7%               56.6%

------------------------------------------------------------------------------------------------------------------------------
CORT PREMIUM                              69.5%               62.5%              62.5%              (3.8%)             (41.1%)
------------------------------------------------------------------------------------------------------------------------------



PREMIUMS OFFERED IN $200MM TO $500MM CASH TRANSACTIONS SINCE 1/1/98
WHEN THE TARGET COMPANY'S STOCK PRICE DECLINES DURING THE YEAR PRIOR TO THE TRANSACTION (2)

                                                                                           PREMIUM 1 DAY PRIOR TO
                                        LTM STOCK PRICE PERFORMANCE                             ANNOUNCEMENT
                                     --------------------------------------       -----------------------------------------
MAXIMUM                                           (78.5%)                                          126.4%
MINIMUM                                            (5.4%)                                          (10.7%)
MEDIAN                                            (25.1%)                                           35.6%
AVERAGE                                           (32.0%)                                           41.3%
AVERAGE EXCLUDING HIGH AND LOW                    (31.0%)                                           39.7%

------------------------------------------------------------------------------------------------------------------------------
CORT PREMIUM                                      (64.8%)                                           69.5%
--------------------------------------------------------------------------- ----- -----------------------------------------


(1)      77 transactions.
(2)      24 transactions.

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                                     PAGE 44      SUNTRUST EQUITABLE SECURITIES

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-------------------------------------------------------------------------------
                       PREMIUMS PAID ANALYSIS (CONTINUED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------



ONE YEAR DECLINE VS. PREMIUM OFFERED
$200MM to $500MM Cash Transactions Since 1/1/98





                                    [GRAPHIC]





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                                     PAGE 45      SUNTRUST EQUITABLE SECURITIES

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                       PREMIUMS PAID ANALYSIS (CONTINUED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 $200MM TO $500MM CASH TRANSACTIONS SINCE 1/1/98




    DATE                                                                          TRANSACTION   PRICE PER
  ANNOUNCED    TARGET NAME                       ACQUIROR NAME                    VALUE ($MIL)    SHARE
  ---------    ------------------------------    -------------                    ------------  ---------
     01/12/98  Computer Language Research Inc    Research Institute of America        $  325.4     $ 22.50

     01/14/98  Freedom Chemical Co               BF Goodrich Co                          367.0      -

     01/15/98  OHM Corp                          International Technology Corp           326.8       11.33

     01/27/98  State of the Art Inc              Sage Group PLC                          245.2       22.00

     01/29/98  Keebler Foods Co                  Flowers Industries Inc                  309.1       27.60

     01/29/98  ProSource Inc(Onex Corp)          AmeriServe Food Distn Inc               343.3       15.00

     01/30/98  Harveys Casino Resorts            Colony Capital Inc                      427.9       28.73

     02/02/98  Pacific Scientific Co             Danaher Corp                            417.5       30.25

     02/09/98  Summit Care Corp                  Fountain View(Heritage)                 275.1       21.00

     02/11/98  MTL Inc                           Sombrero Acquisition Corp               250.1       40.00

     02/11/98  Waverly Inc                       Wolters Kluwer NV                       375.6       39.00

     02/17/98  Devon Group Inc                   Applied Graphics Technologies           474.4       60.08

     02/19/98  Casino Magic Corp                 Hollywood Park Inc                      344.8        2.27

     02/24/98  Wonderware Corp                   Siebe PLC                               362.7       24.00

     03/02/98  Coleman Co Inc                    Sunbeam Corp                            333.0       30.14

     03/02/98  DeepTech International            El Paso Natural Gas Co                  375.4       14.00

     03/02/98  Sealright Co Inc                  Huhtamaki Oy(Ahlgrens)                  226.7       11.00

     03/04/98  AP Green Industries Inc           Global Industrial Technologies          212.0       22.00

     03/05/98  Intelligent Electronics Inc       Xerox Corp                              342.4        7.60

     03/13/98  Brown & Sharpe Manufacturing      Thermo Instrument Systems Inc           212.3       15.50

     03/13/98  MedCath Inc                       Investor Group                          227.8       19.00

     03/16/98  International Murex Tech Corp     Abbott Laboratories                     232.7       13.00

     03/17/98  BET Holdings Inc                  Investor Group                          462.3       63.00

     03/24/98  Insilco Corp                      DLJ Merchant Bkg Partners II            425.3       45.00

     04/06/98  MoneyGram Payment Systems Inc     Viad Corp                               293.6       17.35

     04/08/98  Blessings Corp                    Huntsman Packaging Corp                 269.7       21.00



    DATE                                                                            PREMIUM PRIOR TO ANNOUNCEMENT
  ANNOUNCED    TARGET NAME                       ACQUIROR NAME           1 DAY     1 WEEK   4 WEEKS   6 MONTHS  1 YEAR    STATUS
  ---------    -------------------------  --------------------           -----     ------   -------   --------  ------    ------
01/12/98  Computer Language Research Inc  Research Institute of America   60.7%     62.2%    69.8%     91.5%    109.3%    Completed

01/14/98  Freedom Chemical Co             BF Goodrich Co                                                                  Completed

01/15/98  OHM Corp                        International Technology Corp   24.2%     45.0%    46.6%     42.2%     33.8%    Completed

01/27/98  State of the Art Inc            Sage Group PLC                  33.3%     35.4%    35.4%     69.2%     57.1%    Completed

01/29/98  Keebler Foods Co                Flowers Industries Inc                                                       (1 Completed

01/29/98  ProSource Inc(Onex Corp)        AmeriServe Food Distn Inc      126.4%    106.9%   100.0%     84.5%     14.2%    Completed

01/30/98  Harveys Casino Resorts          Colony Capital Inc              27.7%     27.0%    37.6%     69.0%     71.5%    Completed

02/02/98  Pacific Scientific Co           Danaher Corp                    20.4%     21.9%    28.7%     78.6%     77.9%    Completed

02/09/98  Summit Care Corp                Fountain View(Heritage)         14.3%     31.3%    37.7%     40.0%     90.9%    Completed

02/11/98  MTL Inc                         Sombrero Acquisition Corp       37.9%     38.5%    56.1%     66.7%     79.8%    Completed

02/11/98  Waverly Inc                     Wolters Kluwer NV               42.5%     50.7%    50.7%     70.5%     77.3%    Completed

02/17/98  Devon Group Inc                 Applied Graphics Technologies   29.2%     32.0%    37.9%     66.9%    114.6%    Completed

02/19/98  Casino Magic Corp               Hollywood Park Inc              34.5%     32.1%    32.1%     95.7%   (19.2%)    Completed

02/24/98  Wonderware Corp                 Siebe PLC                       50.0%     59.3%    79.4%     29.7%    125.8%    Completed

03/02/98  Coleman Co Inc                  Sunbeam Corp                    44.4%     58.6%   121.2%     93.7%    134.0%    Pending

03/02/98  DeepTech International          El Paso Natural Gas Co           8.7%      9.8%    15.5%     33.3%    138.1%    Completed

03/02/98  Sealright Co Inc                Huhtamaki Oy(Ahlgrens)         (2.2%)    (1.1%)   (5.4%)    (6.4%)      0.0%    Completed

03/04/98  AP Green Industries Inc         Global Industrial Technologies  24.4%     37.5%    89.2%    109.5%    134.5%    Completed

03/05/98  Intelligent Electronics Inc     Xerox Corp                       5.7%     19.2%    34.4%     81.4%    124.9%    Completed

03/13/98  Brown & Sharpe Manufacturing    Thermo Instrument Systems Inc   44.2%     47.6%    65.3%     12.2%     11.7%    Pending

03/13/98  MedCath Inc                     Investor Group                  15.2%     10.9%    34.5%      1.3%     26.7%    Completed

03/16/98  International Murex Tech Corp   Abbott Laboratories             21.6%     38.2%    50.7%     33.3%     62.5%    Completed

03/17/98  BET Holdings Inc                Investor Group                   4.0%     14.3%    17.5%     18.6%    109.1%    Completed

03/24/98  Insilco Corp                    DLJ Merchant Bkg Partners II     4.7%     11.1%    12.9%                     (2 Completed

04/06/98  MoneyGram Payment Systems Inc   Viad Corp                       11.5%     15.7%    42.4%    (0.9%)     87.6%    Completed

04/08/98  Blessings Corp                  Huntsman Packaging Corp         18.7%     18.3%    34.9%     40.0%    118.1%    Completed



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                                    Page 46       SunTrust Equitable Securities

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                       PREMIUMS PAID ANALYSIS (CONTINUED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


    DATE                                                                          TRANSACTION   PRICE PER
  ANNOUNCED    TARGET NAME                       ACQUIROR NAME                    VALUE ($MIL)    SHARE
  ---------    --------------------------        ----------------------------     ------------  ---------
     04/15/98  Harborside Healthcare Corp        Investcorp                           $  263.2     $ 25.00

     04/17/98  XcelleNet Inc                     Sterling Commerce Inc                   214.3       22.02

     04/20/98  Atria Communities Inc             Kapson Senior Quarters Corp             238.9       20.25

     04/21/98  PCA International Inc             Investor Group                          232.5       26.50

     04/28/98  Miller Global Properties-(13)     Equity Office Properties Trust          394.0      -

     04/30/98  Mycogen Corp(Dow AgroSciences)    Dow AgroSciences(Dow Chemical)          355.2       28.00

     06/04/98  Cable Michigan Inc                Avalon Cable                            291.2       40.50

     06/10/98  Ceanic Corp                       Stolt Comex Seaway SA                   222.8       20.00

     06/10/98  Plenum Publishing Corp            Wolters Kluwer NV                       258.0       73.50

     06/17/98  Nimbus CD International Inc       Carlton Communications PLC              264.9       11.50

     06/22/98  Special Devices Inc               JF Lehman & Co                          277.8       34.00

     06/23/98  Metallurg Inc                     Investor Group                          303.1       30.00

     06/29/98  Bibb Co Inc                       Dan River Inc                           257.9       16.50

     06/29/98  Dawson Production Services Inc    Key Energy Group Inc                    348.8       17.50

     06/30/98  Summit Holding Southeast Inc      Liberty Mutual Group                    233.4       33.00

     07/07/98  Republic Engineered Steels        Investor Group                          417.8        7.25

     07/17/98  Simmons Co                        Fenway Partners                         500.0      -

     08/06/98  Carr-Gottstein Foods Co           Safeway Inc                             331.9       12.50

     08/07/98  Atrium Companies Inc(Hicks)       Investor Group                          225.0      -

     08/10/98  Molecular Dynamics Inc            Amersham Pharmacia Biotech Ltd          222.2       20.50

     08/24/98  Coho Energy Inc                   Hicks Muse Tate & Furst Inc             250.0        6.00

     10/08/98  Mecklermedia Corp                 Penton Media Inc                        273.7       29.00

     10/19/98  Bayard Drilling Technologies      Nabors Industries Inc                   200.5        4.41

     10/19/98  Colonial Gas Co                   Eastern Enterprises                     491.7       37.50

     10/21/98  Centennial HealthCare Corp        Welsh Carson Anderson & Stowe           292.1       16.00



    DATE                                                                           PREMIUM PRIOR TO ANNOUNCEMENT
  ANNOUNCED    TARGET NAME                    ACQUIROR NAME               1 DAY     1 WEEK   4 WEEKS   6 MONTHS  1 YEAR    STATUS
  ---------    -------------------------  --------------------            -----     ------   -------   --------  ------    ------
 04/15/98  Harborside Healthcare Corp     Investcorp                       18.3%   22.7%     5.8%     19.0%    117.4%    Completed

 04/17/98  XcelleNet Inc                  Sterling Commerce Inc             6.1%   12.6%     7.7%     77.9%     57.3%    Completed

 04/20/98  Atria Communities Inc          Kapson Senior Quarters Corp       2.5%    7.3%   (0.3%)     25.1%     81.9%    Completed

 04/21/98  PCA International Inc          Investor Group                   23.3%   17.8%    20.5%      9.8%     80.4%    Completed

 04/28/98  Miller Global Properties-(13)  Equity Office Properties Trust                                                 Pending

 04/30/98  Mycogen Corp(Dow AgroSciences) Dow AgroSciences(Dow Chemical)   41.8%   40.0%    52.4%     34.9%     54.4%    Completed

 06/04/98  Cable Michigan Inc             Avalon Cable                     14.9%   14.9%    23.2%     69.6%    141.8% (3 Completed

 06/10/98  Ceanic Corp                    Stolt Comex Seaway SA            29.6%   34.5%    29.0%     66.7%     79.7%    Completed

 06/10/98  Plenum Publishing Corp         Wolters Kluwer NV                 6.5%    6.7%    10.7%     57.0%    107.0%    Completed

 06/17/98  Nimbus CD International Inc    Carlton Communications PLC        7.0%    5.7%    10.8%     15.0%      8.2%    Completed

 06/22/98  Special Devices Inc            JF Lehman & Co                  (2.5%)    1.9%     0.0%     20.4%    126.7%    Completed

 06/23/98  Metallurg Inc                  Investor Group                   51.9%   51.9%    60.0%     77.7%    150.0% (4 Completed

 06/29/98  Bibb Co Inc                    Dan River Inc                    19.5%   22.2%    38.9%    109.4%    112.9% (5 Completed

 06/29/98  Dawson Production Services Inc Key Energy Group Inc             40.7%   50.5%    66.7%      7.7%     25.0%    Completed

 06/30/98  Summit Holding Southeast Inc   Liberty Mutual Group             28.2%   26.3%    28.2%     55.3%     94.1%    Completed

 07/07/98  Republic Engineered Steels     Investor Group                   56.8%   68.1%    45.0%    231.1%    425.4%    Completed

 07/17/98  Simmons Co                     Fenway Partners                                                                Completed

 08/06/98  Carr-Gottstein Foods Co        Safeway Inc                      58.7%   48.1%    70.9%    140.8%    150.0%    Pending

 08/07/98  Atrium Companies Inc(Hicks)    Investor Group                                                                 Completed

 08/10/98  Molecular Dynamics Inc         Amersham Pharmacia Biotech Ltd   36.7%   47.7%   100.0%     64.0%    (1.2%)    Completed

 08/24/98  Coho Energy Inc                Hicks Muse Tate & Furst Inc      28.0%   20.0%   (4.0%)   (23.9%)   (36.0%)    Pending

 10/08/98  Mecklermedia Corp              Penton Media Inc                 43.7%   52.6%    39.8%     18.9%     28.1%    Completed

 10/19/98  Bayard Drilling Technologies   Nabors Industries Inc          (10.7%)    3.8%   (7.2%)   (70.1%)   (80.8%) (6 Pending

 10/19/98  Colonial Gas Co                Eastern Enterprises              26.8%   29.9%    26.1%     33.3%     54.6%    Pending

 10/21/98  Centennial HealthCare Corp     Welsh Carson Anderson & Stowe    88.2%  111.6%    81.6%   (31.6%)   (35.5%)    Pending




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                                    Page 47       SunTrust Equitable Securities

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-------------------------------------------------------------------------------

    DATE                                                                          TRANSACTION   PRICE PER
  ANNOUNCED    TARGET NAME                       ACQUIROR NAME                    VALUE ($MIL)    SHARE
  ---------    --------------------------        ----------------------------     ------------  ---------
     10/22/98  BA Merchant Services Inc          Bank of America,San Francisco        $  357.6     $ 20.50

     10/27/98  Citizens Corp(Hanover Ins Co)     Allmerica Financial Corp                212.4       33.25

     11/10/98  Players International Inc         Hollywood Park Inc                      333.3        6.00

     11/25/98  Sbarro Inc                        Investor Group                          386.4       28.85

     12/02/98  Brylane Inc                       Pinault-Printemps Redoute               230.6       24.50

     12/07/98  BRC Holdings Inc                  Matador Capital Management              288.5       21.00

     12/07/98  Interlake Corp                    GKN PLC                                 466.7        7.25

     12/15/98  Global Industrial Technologies    WHX Corp                                224.8       10.50

     12/17/98  RightCHOICE Managed Care Inc      Blue Cross & Blue Shield of KC          282.3       15.25

     12/18/98  LeaRonal Inc                      Rohm and Haas Co                        449.2       34.00

     12/19/98  Whittaker Corp                    Tennenbaum & Co                         201.6       18.50

     12/27/98  Kaynar Technologies Inc           Fairchild Corp                          393.8       28.75

     01/14/99  Winsloew Furniture Inc            Investor Group                          236.2       30.00

     01/18/99  GeoScience Corp(Tech-Sym Corp)    Core Laboratories NV                    216.3       17.88

     01/19/99  Excel Industries Inc              Dura Automotive Systems(Onex)           482.1       26.18

     01/20/99  Integrated Circuit Systems Inc    Investor Group                          269.1       21.25

     02/01/99  Muzak Limited Partnership         Audio Communications Network            350.0      -

     02/09/99  Players International Inc         Jackpot Enterprises Inc                 428.8        8.25

     02/16/99  MVE Holdings Inc                  Chart Industries Inc                    240.0      -

     02/19/99  Pinkerton's Inc                   Securitas AB                            384.7       29.00

     02/22/99  Republic Banking Corp,Miami,FL    Union Planters Corp,Memphis,TN          409.5       19.25

     02/26/99  North Face Inc                    Investor Group                          219.5       17.00

     03/04/99  Berkshire Realty Co Inc           Aptco LLC                               469.2       11.05

     03/09/99  Powerhouse Technologies Inc       Anchor Gaming                           222.4       19.50

     03/11/99  Franchise Mortgage Acceptance     Bay View Capital,San Mateo,CA           333.8       10.58

     03/11/99  Sodak Gaming Inc                  International Game Technology           228.4       10.00




   DATE                                                                             PREMIUM PRIOR TO ANNOUNCEMENT
 ANNOUNCED    TARGET NAME                       ACQUIROR NAME              1 DAY     1 WEEK   4 WEEKS   6 MONTHS  1 YEAR    STATUS
 ---------    -------------------------  --------------------              -----     ------   -------   --------  ------    ------
    10/22/98  BA Merchant Services Inc       Bank of America,San Francisco   47.1%     56.2%    42.0%     10.8%    9.7%   Pending

    10/27/98  Citizens Corp(Hanover Ins Co)  Allmerica Financial Corp        20.6%     17.2%    20.9%      5.6%   14.1%   Completed

    11/10/98  Players International Inc      Hollywood Park Inc              20.0%     29.7%    54.8%     17.0%   77.5%   Pending

    11/25/98  Sbarro Inc                     Investor Group                  18.0%     17.8%    26.1%      0.1%    1.2%   Pending

    12/02/98  Brylane Inc                    Pinault-Printemps Redoute       45.2%     88.5%    44.1%   (50.3%) (52.9%)   Pending

    12/07/98  BRC Holdings Inc               Matador Capital Management      10.9%     10.2%    12.8%     13.5%    3.0%   Pending

    12/07/98  Interlake Corp                 GKN PLC                        107.1%    110.9%   100.0%     73.0%   61.1%   Completed

    12/15/98  Global Industrial Technologies WHX Corp                        25.4%     33.3%    13.5%   (26.0%) (39.6%)   Pending

    12/17/98  RightCHOICE Managed Care Inc   Blue Cross & Blue Shield of KC  71.8%     70.6%    67.1%     31.9%   52.5%   Pending

    12/18/98  LeaRonal Inc                   Rohm and Haas Co                29.2%     37.4%    59.1%     29.5%   50.2%   Completed

    12/19/98  Whittaker Corp                 Tennenbaum & Co                 12.1%     51.8%    35.2%     41.8%  127.6%   Pending

    12/27/98  Kaynar Technologies Inc        Fairchild Corp                  16.8%     27.8%    38.6%     29.2%    0.0%   Pending

    01/14/99  Winsloew Furniture Inc         Investor Group                  18.8%     24.7%    17.1%     17.1%  106.9%   Pending

    01/18/99  GeoScience Corp(Tech-Sym Corp) Core Laboratories NV            30.0%     50.6%   107.3%     32.4%    9.6%   Pending

    01/19/99  Excel Industries Inc           Dura Automotive Systems(Onex)   25.4%     41.0%    55.1%     89.6%   48.5%   Pending

    01/20/99  Integrated Circuit Systems Inc Investor Group                  14.9%     14.9%    33.3%     42.8% (14.1%)   Pending

    02/01/99  Muzak Limited Partnership      Audio Communications Network                                                 Pending

    02/09/99  Players International Inc      Jackpot Enterprises Inc         37.5%     44.3%    46.7%     57.1%   88.4%   Pending

    02/16/99  MVE Holdings Inc               Chart Industries Inc                                                         Pending

    02/19/99  Pinkerton's Inc                Securitas AB                    71.2%     71.9%    46.8%     74.1%   28.5%   Pending

    02/22/99  Republic Banking Corp,Miami,FL Union Planters Corp,Memphis,TN  10.8%     28.9%    28.3%     40.5%   21.8%   Pending

    02/26/99  North Face Inc                 Investor Group                  38.8%     32.7%    23.1%     36.0% (38.7%)   Pending

    03/04/99  Berkshire Realty Co Inc        Aptco LLC                       13.3%     17.1%    14.8%     16.3%  (5.0%)   Pending

    03/09/99  Powerhouse Technologies Inc    Anchor Gaming                   35.1%     31.6%    52.2%    118.1%   64.1%   Pending

    03/11/99  Franchise Mortgage Acceptance  Bay View Capital,San Mateo,CA   27.3%     24.5%    62.8%     30.1% (40.8%)   Pending

    03/11/99  Sodak Gaming Inc               International Game Technology   25.0%     25.0%    34.5%     63.1%   39.1%   Pending

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       PREMIUMS PAID ANALYSIS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 $200MM TO $500MM CASH TRANSACTIONS SINCE 1/1/98

                                                                                            PREMIUM PRIOR TO ANNOUNCEMENT
  DATE                                                 TRANSACTION   PRICE PER              -----------------------------
ANNOUNCED  TARGET NAME                ACQUIROR NAME    VALUE ($MIL)    SHARE    1 DAY    1 WEEK  4 WEEKS  6 MONTHS  1 YEAR   STATUS
---------  -----------                -------------    ------------    -----    -----    ------  -------  --------  ------   ------
           MAXIMUM                                                               126.4%   111.6%  121.2%   231.1%    425.4%
           MINIMUM                                                              (10.7%)   (1.1%)  (7.2%)  (70.1%)   (80.8%)
           MEDIAN                                                                 25.4%    31.4%   37.7%    36.0%     57.3%
           AVERAGE                                                                29.9%    35.4%   41.0%    43.8%     59.9%
           AVERAGE EXCLUDING HIGH AND LOW                                         29.0%    34.8%   40.5%    42.7%     56.6%


(1)  Reflects 1/29/98 Initial Public Offering Price.
(2)  Taken private effective 12/88 per Bloomberg
(3)  Price as of 9/19/97
(4)  Price as of 9/9/97
(5)  Price as of 10/3/97
(6)  Reflects 11/3/97 Initial Public Offering Price.



Source: Securities Data Company, Inc. (201) 622-3100

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       PREMIUMS PAID ANALYSIS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


$200MM TO $500MM CASH TRANSACTIONS SINCE 1/1/98 STOCK PRICE DECLINE DURING THE LTM PRIOR TO THE TRANSACTION


                                                                                                     PRICE PER SHARE
                                                                                 TRANSACTION  ------------------------------------
    DATE                                                                         VALUE              1 DAY PRIOR TO 1 YEAR PRIOR TO
  ANNOUNCED     TARGET NAME                     ACQUIROR INSERT                  ($MIL)       OFFER   ANNOUNCEMENT    ANNOUNCEMENT
  ---------     --------------------            ---------------------            ------       -----   ------------    ------------
     01/29/98   ProSource Inc(Onex Corp)        AmeriServe Food Distn Inc            343.3    $15.00     $    6.63    $   13.13

     02/19/98   Casino Magic Corp               Hollywood Park Inc                   344.8      2.27           1.69        2.81

     03/13/98   Brown & Sharpe Manufacturing    Thermo Instrument Systems Inc        212.3     15.50          10.75       13.88

     06/29/98   Dawson Production Services Inc  Key Energy Group Inc                 348.8     17.50          12.44       14.00

     08/10/98   Molecular Dynamics Inc          Amersham Pharmacia Biotech Ltd       222.2     20.50          15.00       20.75

     08/24/98   Coho Energy Inc                 Hicks Muse Tate & Furst Inc          250.0      6.00           4.69        9.38

     10/08/98   Mecklermedia Corp               Penton Media Inc                     273.7     29.00          20.19       22.63

     10/19/98   Bayard Drilling Technologies    Nabors Industries Inc                200.5      4.41           4.94       23.00 (1)

     10/21/98   Centennial HealthCare Corp      Welsh Carson Anderson & Stowe        292.1     16.00           8.50       24.81

     10/22/98   BA Merchant Services Inc        Bank of America,San  Francisco       357.6     20.50          13.94       18.69

     10/27/98   Citizens Corp(Hanover Ins Co)   Allmerica Financial Corp             212.4     33.25          27.56       29.13

     11/25/98   Sbarro Inc                      Investor Group                       386.4     28.85          24.44       28.50

     12/02/98   Brylane Inc                     Pinault-Printemps Redoute            230.6     24.50          16.88       52.06

     12/07/98   BRC Holdings Inc                Matador Capital Management           288.5     21.00          18.94       20.39

     12/07/98   Interlake Corp                  GKN PLC                              466.7      7.25           3.50        4.50

     12/15/98   Global Industrial Technologies  WHX Corp                             224.8     10.50           8.38       17.38

     12/17/98   RightCHOICE Managed Care Inc    Blue Cross & Blue Shield of KC       282.3     15.25           8.88       10.00

     12/27/98   Kaynar Technologies Inc         Fairchild Corp                       393.8     28.75          24.63       28.75

     01/18/99   GeoScience Corp(Tech-Sym Corp)  Core Laboratories NV                 216.3     17.88          13.75       16.31

     01/20/99   Integrated Circuit Systems Inc  Investor Group                       269.1     21.25          18.50       24.75





                                                                                 1 YEAR        PREMIUM OF
   DATE                                                                         DECLINE IN    ANNOUNCEMENT
 ANNOUNCED     TARGET NAME                     ACQUIROR INSERT                  STOCK PRICE   TO 1 DAY PRIOR    STATUS
 ---------     -----------                     ---------------                  -----------   --------------    ------
    01/29/98   ProSource Inc(Onex Corp)        AmeriServe Food Distn Inc             (49.5%)         126.4%    Completed

   02/19/98   Casino Magic Corp               Hollywood Park Inc                    (39.9%)          34.5%    Completed

    03/13/98   Brown & Sharpe Manufacturing    Thermo Instrument Systems Inc         (22.6%)          44.2%    Pending

    06/29/98   Dawson Production Services Inc  Key Energy Group Inc                  (11.2%)          40.7%    Completed

    08/10/98   Molecular Dynamics Inc          Amersham Pharmacia Biotech Ltd        (27.7%)          36.7%    Completed

    08/24/98   Coho Energy Inc                 Hicks Muse Tate & Furst Inc           (50.0%)          28.0%    Pending

    10/08/98   Mecklermedia Corp               Penton Media Inc                      (10.8%)          43.7%    Completed

    10/19/98   Bayard Drilling Technologies    Nabors Industries Inc                 (78.5%)        (10.7%)    Pending

    10/21/98   Centennial HealthCare Corp      Welsh Carson Anderson & Stowe         (65.7%)          88.2%    Pending

    10/22/98   BA Merchant Services Inc        Bank of America,San  Francisco        (25.4%)          47.1%    Pending

    10/27/98   Citizens Corp(Hanover Ins Co)   Allmerica Financial Corp               (5.4%)          20.6%    Completed

    11/25/98   Sbarro Inc                      Investor Group                        (14.2%)          18.0%    Pending

    12/02/98   Brylane Inc                     Pinault-Printemps Redoute             (67.6%)          45.2%    Pending

    12/07/98   BRC Holdings Inc                Matador Capital Management             (7.1%)          10.9%    Pending

    12/07/98   Interlake Corp                  GKN PLC                               (22.2%)         107.1%    Completed

    12/15/98   Global Industrial Technologies  WHX Corp                              (51.8%)          25.4%    Pending

    12/17/98   RightCHOICE Managed Care Inc    Blue Cross & Blue Shield of KC        (11.3%)          71.8%    Pending

    12/27/98   Kaynar Technologies Inc         Fairchild Corp                        (14.3%)          16.8%    Pending

    01/18/99   GeoScience Corp(Tech-Sym Corp)  Core Laboratories NV                  (15.7%)          30.0%    Pending

    01/20/99   Integrated Circuit Systems Inc  Investor Group                        (25.3%)          14.9%    Pending

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       PREMIUMS PAID ANALYSIS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

$200MM TO $500MM CASH TRANSACTIONS SINCE 1/1/98 STOCK PRICE DECLINE DURING THE LTM PRIOR TO THE TRANSACTION

                                                                                                      PRICE PER SHARE
                                                                               TRANSACTION   -------------------------------------
    DATE                                                                         VALUE              1 DAY PRIOR TO 1 YEAR PRIOR TO
  ANNOUNCED     TARGET NAME                     ACQUIROR INSERT                  ($MIL)       OFFER   ANNOUNCEMENT    ANNOUNCEMENT
  ---------     -----------                     ---------------                  ------       -----   ------------    ------------

     02/19/99   Pinkerton's Inc                 Securitas AB                     384.7     29.00          16.94          22.56

     02/26/99   North Face Inc                  Investor Group                   219.5     17.00          12.25          27.75

     03/04/99   Berkshire Realty Co Inc         Aptco LLC                        469.2     11.05           9.75          11.63

     03/11/99   Franchise Mortgage Acceptance   Bay View Capital,San Mateo,CA    333.8     10.58           8.31          17.88





                                                                                  1 YEAR        PREMIUM OF
   DATE                                                                         DECLINE IN    ANNOUNCEMENT
 ANNOUNCED     TARGET NAME                     ACQUIROR INSERT                  STOCK PRICE   TO 1 DAY PRIOR    STATUS
 ---------     -----------                     ---------------                  -----------   --------------    ------


     02/19/99   Pinkerton's Inc                 Securitas AB                      (24.9%)          71.2%        Pending

     02/26/99   North Face Inc                  Investor Group                    (55.9%)          38.8%        Pending

     03/04/99   Berkshire Realty Co Inc         Aptco LLC                         (16.2%)          13.3%        Pending

     03/11/99   Franchise Mortgage Acceptance   Bay View Capital,San Mateo,CA     (53.5%)          27.3%        Pending





                MINIMUM                                                            (5.4%)        (10.7%)
                MAXIMUM                                                           (78.5%)         126.4%
                MEDIAN                                                            (25.1%)          35.6%
                AVERAGE                                                           (32.0%)          41.3%
                AVERAGE EXCLUDING HIGH AND LOW                                    (31.0%)          39.7%


(1)  Reflects 11/3/97 Initial Public Offering Price.


Source: Securities Data Company, Inc. (201) 622-3100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------






                                   EXHIBIT A:
                           FORM OF STES OPINION LETTER

                                                              , 1999
                                                       -------

Board of Directors
CORT Business Services Corporation
4401 Fair Lakes Court
Fairfax, VA  22033

Members of the Board:

         We understand that CORT Business Services Corporation ("CORT" or the "Company") will enter into an Agreement and Plan of Merger to be dated March __, 1999 (the "Agreement"), with Acquisition Holdings, L.L.C. ("Parent") and Acquisition Merger Sub, Inc. ("Sub") in substantially the form provided to us in rendering this opinion. The Agreement provides that, at the effective time of the merger (the "Merger") of Sub with and into CORT (the "Effective Time"), CORT will become a wholly-owned subsidiary of Parent and each outstanding share of Common Stock (as defined by the Agreement) of CORT (other than shares canceled pursuant to Section 2.1(b) of the Agreement and other than Dissenting Shares (as defined by the Agreement) and Retained Shares (as defined by the Agreement)) will be converted into the right to receive (i) $24.00 in cash and (ii) one share of Senior Preferred (as defined by the Agreement), which consideration is referred to in the Agreement and herein as the "Merger Consideration." The terms and conditions of the Merger are more fully set forth in the Agreement.

         You have requested our opinion as investment bankers as to the fairness, from a financial point of view, of the Merger Consideration to the shareholders of the Company receiving the Merger Consideration (the "Non-Affiliated Shareholders").

         SunTrust Equitable Securities Corporation ("SunTrust Equitable"), as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. SunTrust Equitable has been engaged to render an opinion to the Board of Directors of the Company with respect to the fairness, from a financial point of view, to the Non-Affiliated Shareholders of the Merger Consideration and will receive a fee for rendering this opinion and reimbursement of its expenses. In addition, the Company has agreed to indemnify SunTrust Equitable for certain liabilities arising out of its engagement, including the rendering of this opinion. In the ordinary course of business, we trade the equity securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in these securities.

         In connection with our opinion, we have reviewed, among other things, the Agreement, certain publicly-available information and certain other financial information, reports, forecasts and other internal information that was provided to us by or on behalf of the Company for

Board of Directors
__________, 1999
Page 2

purposes of our analysis. We held discussions with the management and representatives of the Company concerning the historical and current operations of the Company, its financial condition and its prospects. In addition, we conducted such other financial studies, analyses and investigations and reviewed such other information and factors as we deemed appropriate for purposes of this opinion.

         In rendering this opinion, we have relied, without assuming any responsibility for independent verification, on the accuracy and completeness of all financial and other information reviewed by us that was publicly available or furnished to us by or on behalf of the Company. We have assumed with your consent that the financial forecasts that we examined were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company. We express no opinion with respect to such forecasts or the assumptions on which they were based. We have not made an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor were we furnished with any such evaluations or appraisals. In connection with the preparation of this opinion we have not been authorized to solicit nor have we solicited or evaluated any alternative transaction with any other party. Our opinion is based upon economic, market and other conditions as they exist and can be evaluated on the date hereof. Our opinion does not address the merits of the underlying decision by the Company to engage in the Merger and does not constitute a recommendation to any shareholder of the Company as to whether or not that shareholder should vote to approve the Merger. The financial markets in general, and the markets for the securities of the Company, in particular, are subject to volatility, and this opinion does not purport to address potential developments in the financial markets or the markets for the securities of the Company after the date hereof.

         This letter may not be reproduced, disseminated, quoted or referred to at any time without our prior written consent; however, the opinion rendered hereby may be included in its entirety in the proxy statement relating to the Merger to be distributed by the Company to its shareholders.

         Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration is fair, from a financial point of view, to the Non-Affiliated Shareholders of the Company.

                                Very truly yours,


                                SunTrust Equitable Securities Corporation